                                                                EXHIBIT 4.01



                      ___________________________________

                         QUINTILES TRANSNATIONAL CORP.

                                     ISSUER

                                       TO


                              MARINE MIDLAND BANK

                                    TRUSTEE



                                ________________


                                   INDENTURE

                            Dated as of May 17, 1996


                                ________________

                                U.S.$143,750,000



                      4.25% CONVERTIBLE SUBORDINATED NOTES
                                DUE MAY 31, 2000

                    ________________________________________

                     .....................................

                 Certain Sections of this Indenture relating to
                        Sections 310 through 318 of the
                          Trust Indenture Act of 1939:


Trust Indenture                                                        Indenture
  Act Section                                                           Section
- ---------------                                                        ---------
Section  310(a)(1)    . . . . . . . . . . . . . . . . . . . . . .       6.8
            (a)(2)    . . . . . . . . . . . . . . . . . . . . . .       6.8
            (a)(3)    . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
            (a)(4)    . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
            (b)       . . . . . . . . . . . . . . . . . . . . . .       6.13
                                                                        6.9
Section  311(a)       . . . . . . . . . . . . . . . . . . . . . .       6.14
            (b)       . . . . . . . . . . . . . . . . . . . . . .       6.14
Section  312(a)       . . . . . . . . . . . . . . . . . . . . . .       15.1
                                                                        15.2(a)
            (b)       . . . . . . . . . . . . . . . . . . . . . .       15.2(b)
            (c)       . . . . . . . . . . . . . . . . . . . . . .       15.2(c)
Section  313(a)       . . . . . . . . . . . . . . . . . . . . . .       15.3(a)
            (a)(4)    . . . . . . . . . . . . . . . . . . . . . .       1.1
                                                                        10.9
            (b)       . . . . . . . . . . . . . . . . . . . . . .       15.3(a)
            (c)       . . . . . . . . . . . . . . . . . . . . . .       15.3(a)
            (d)       . . . . . . . . . . . . . . . . . . . . . .       15.3(b)
Section  314(a)       . . . . . . . . . . . . . . . . . . . . . .       15.4
            (b)       . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
            (c)(1)    . . . . . . . . . . . . . . . . . . . . . .       1.2
            (c)(2)    . . . . . . . . . . . . . . . . . . . . . .       1.2
            (c)(3)    . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
            (d)       . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
            (e)       . . . . . . . . . . . . . . . . . . . . . .       1.2
Section  315(a)       . . . . . . . . . . . . . . . . . . . . . .       6.1
            (b)       . . . . . . . . . . . . . . . . . . . . . .       6.2
            (c)       . . . . . . . . . . . . . . . . . . . . . .       6.1
            (d)       . . . . . . . . . . . . . . . . . . . . . .       6.1
            (e)       . . . . . . . . . . . . . . . . . . . . . .       5.14

Trust Indenture                                                        Indenture
  Act Section                                                           Section
- ---------------                                                        ---------

Section  316(a)       . . . . . . . . . . . . . . . . . . . . . .       1.1
            (a)(1)(A) . . . . . . . . . . . . . . . . . . . . . .       5.2
                                                                        5.12
            (a)(1)(B) . . . . . . . . . . . . . . . . . . . . . .       5.13
            (a)(2)    . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
            (b)       . . . . . . . . . . . . . . . . . . . . . .       5.8
            (c)       . . . . . . . . . . . . . . . . . . . . . .       1.4(g)
Section  317(a)(1)    . . . . . . . . . . . . . . . . . . . . . .       5.3
            (a)(2)    . . . . . . . . . . . . . . . . . . . . . .       5.4
            (b)       . . . . . . . . . . . . . . . . . . . . . .       10.3
Section  318(a)       . . . . . . . . . . . . . . . . . . . . . .       1.13





______________

       Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
         RECITALS OF THE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1



                                                      ARTICLE ONE

                                           DEFINITIONS AND OTHER PROVISIONS

         OF GENERAL APPLICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2


         SECTION          1.1.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          Additional Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          Agent Member . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          Applicable Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          Authenticating Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          Authorized Newspaper . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          Bearer Additional Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          Bearer Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          Board Resolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          CEDEL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          Closing Price Per Share  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          Commission . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          Common Depositary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          Company Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          Company Request or Company Order . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          Constituent Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          Conversion Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          Conversion Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          Corporate Trust Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5





Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                                     Page
                                                                                                                     ----
                 corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 coupon . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 Defaulted Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 Definitive Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 Depositary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 Determination Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 Dollar or U.S.$  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 DTC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 EUROCLEAR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Exchange Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Global Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Initial Regulation S Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Initial Underwriters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Interest Payment Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Non-electing Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 Place of Conversion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 Place of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 Predecessor Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 Principal Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 Registered Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Registrable Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Regular Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Regulation D Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Regulation S . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9





Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                                     Page
                                                                                                                     ----
                 Regulation S Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Regulation S Global Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Regulation S Legend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Regulation S Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Repurchase Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Repurchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Responsible Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Restricted Global Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Restricted Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Restricted Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Restricted Securities Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Restricted Securities Legend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Rule 144A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Rule 144A Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Rule 144A Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Securities Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Securities Act Legend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Security Register and Security Registrar . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Shelf Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 Special Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 Stated Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 Successor Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Surrender Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Tax Affected Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Tax Law Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Temporary Global Bearer Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Trading Days . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Underwriting Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 United States  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 United States Alien  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 United States person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13





Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                                     Page
                                                                                                                     ----
                 Unrestricted Securities Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Vice President . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Western Europe . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         SECTION 1.2.     Compliance Certificates and Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         SECTION 1.3.     Form of Documents Delivered to the Trustee  . . . . . . . . . . . . . . . . . . . . . . . .  14
         SECTION 1.4.     Acts of Holders of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 1.5.     Notices, Etc., to Trustee and Company . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         SECTION 1.6.     Notice to Holders of Securities; Waiver . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         SECTION 1.7.     Effect of Headings and Table of Contents  . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 1.8.     Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 1.9.     Separability Clause . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 1.10.    Benefits of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 1.11.    Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 1.12.    Legal Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 1.13.    Conflict with Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                                                       ARTICLE TWO

                                                      SECURITY FORMS  . . . . . . . . . . . . . . . . . . . . . . . .  22

         SECTION 2.1.     Forms Generally . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         SECTION 2.2.     Forms of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         SECTION 2.3.     Form of Coupon  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         SECTION 2.4.     Form of Certificate of Authentication . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         SECTION 2.5.     Form of Conversion Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

                                                      ARTICLE THREE

                                                      THE SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . .  68

         SECTION 3.1.     Title and Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         SECTION 3.2.     Denominations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         SECTION 3.3.     Execution, Authentication, Delivery and Dating. . . . . . . . . . . . . . . . . . . . . . .  69
         SECTION 3.4.     Temporary Global Bearer Security; Global Securities; Non-Global Registered Securities . . .  70





Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                                     Page
                                                                                                                     ----
         SECTION 3.5.     Registration, Registration of Transfer and Exchange; Restrictions on Transfer . . . . . . .  75
         SECTION 3.6.     Mutilated, Destroyed, Lost or Stolen Securities and Coupons . . . . . . . . . . . . . . . .  83
         SECTION 3.7.     Payment of Interest; Interest Rights Preserved  . . . . . . . . . . . . . . . . . . . . . .  84
         SECTION 3.8.     Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         SECTION 3.9.     Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         SECTION 3.10.    Computation of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         SECTION 3.11.    Form of Certification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         SECTION 3.12.    CUSIP and ISIN Numbers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         SECTION 3.13.    Notification of Withholding.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90

                                                       ARTICLE FOUR

                                                SATISFACTION AND DISCHARGE  . . . . . . . . . . . . . . . . . . . . .  91

         SECTION 4.1.     Satisfaction and Discharge of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         SECTION 4.2.     Application of Trust Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92

                                                       ARTICLE FIVE

                                                         REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . .  94

         SECTION 5.1.     Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
         SECTION 5.2.     Acceleration of Maturity; Rescission and Annulment  . . . . . . . . . . . . . . . . . . . .  95
         SECTION 5.3.     Collection of Indebtedness and Suits for
                          Enforcement by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         SECTION 5.4.     Trustee May File Proofs of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
         SECTION 5.5.     Trustee May Enforce Claims Without Possession
                          of Securities or Coupons  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         SECTION 5.6.     Application of Money Collected  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
         SECTION 5.7.     Limitation on Suits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
         SECTION 5.8.     Unconditional Right of Holders to Receive Principal, Premium and Interest and
                          to Convert  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
         SECTION 5.9.     Restoration of Rights and Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
         SECTION 5.10.    Rights and Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100





Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                                     Page
                                                                                                                     ----
         SECTION 5.11.    Delay or Omission Not Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         SECTION 5.12.    Control by Holders of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         SECTION 5.13.    Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         SECTION 5.14.    Undertaking for Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         SECTION 5.15.    Waiver of Stay, Usury or Extension Laws . . . . . . . . . . . . . . . . . . . . . . . . . . 102

                                                       ARTICLE SIX

                                                       THE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . 103

         SECTION 6.1.     Certain Duties and Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         SECTION 6.2.     Notice of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         SECTION 6.3.     Certain Rights of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         SECTION 6.4.     Not Responsible for Recitals or Issuance of Securities  . . . . . . . . . . . . . . . . . . 106
         SECTION 6.5.     May Hold Securities, Act as Trustee Under Other
                          Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
         SECTION 6.6.     Money Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
         SECTION 6.7.     Compensation and Reimbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
         SECTION 6.8.     Corporate Trustee Required; Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         SECTION 6.9.     Resignation and Removal; Appointment of Successor . . . . . . . . . . . . . . . . . . . . . 107
         SECTION 6.10.    Acceptance of Appointment by Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . 109
         SECTION 6.11.    Merger, Conversion, Consolidation or Succession
                          to Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
         SECTION 6.12.    Authenticating Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
         SECTION 6.13.    Disqualification; Conflicting Interests . . . . . . . . . . . . . . . . . . . . . . . . . . 111
         SECTION 6.14.    Preferential Collection of Claims Against Company . . . . . . . . . . . . . . . . . . . . . 111

                                                      ARTICLE SEVEN

                                   CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE . . . . . . . . . . . . . . . 112

         SECTION 7.1.     Company May Consolidate, Etc., Only on Certain Terms  . . . . . . . . . . . . . . . . . . . 112
         SECTION 7.2.     Successor Substituted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113





Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                                     Page
                                                                                                                     ----
                                                      ARTICLE EIGHT

                                                 SUPPLEMENTAL INDENTURES  . . . . . . . . . . . . . . . . . . . . . . 114

         SECTION 8.1.     Supplemental Indentures Without Consent of Holders of Securities or Coupons . . . . . . . . 114
         SECTION 8.2.     Supplemental Indentures with Consent of Holders of Securities . . . . . . . . . . . . . . . 115
         SECTION 8.3.     Execution of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . 116
         SECTION 8.4.     Effect of Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 117
         SECTION 8.5.     Reference in Securities to Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . 117
         SECTION 8.6.     Notice of Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 117

                                                       ARTICLE NINE

                                            MEETINGS OF HOLDERS OF SECURITIES   . . . . . . . . . . . . . . . . . . . 118

         SECTION 9.1.     Purposes for Which Meetings May Be Called . . . . . . . . . . . . . . . . . . . . . . . . . 118
         SECTION 9.2.     Call, Notice and Place of Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 118
         SECTION 9.3.     Persons Entitled to Vote at Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . 118
         SECTION 9.4.     Quorum; Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 119
         SECTION 9.5.     Determination of Voting Rights; Conduct and Adjournment of Meetings . . . . . . . . . . . . 119
         SECTION 9.6.     Counting Votes and Recording Action of Meetings . . . . . . . . . . . . . . . . . . . . . . 120

                                                       ARTICLE TEN

                                                        COVENANTS   . . . . . . . . . . . . . . . . . . . . . . . . . 122

         SECTION 10.1.    Payment of Principal, Premium and Interest  . . . . . . . . . . . . . . . . . . . . . . . . 122
         SECTION 10.2.    Maintenance of Offices or Agencies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122
         SECTION 10.3.    Money for Security Payments To Be Held in Trust . . . . . . . . . . . . . . . . . . . . . . 124
         SECTION 10.4.    Additional Amounts and Bearer Additional Amounts  . . . . . . . . . . . . . . . . . . . . . 125
         SECTION 10.5.    Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 126
         SECTION 10.6.    Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 126
         SECTION 10.7.    Payment of Taxes and Other Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 126
         SECTION 10.8.    Registration and Listing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 127





Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                                     Page
                                                                                                                     ----
         SECTION 10.9.    Statement by Officers as to Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . 127
         SECTION 10.10.   Delivery of Certain Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128
         SECTION 10.11.   Resale of Certain Securities; Reporting Issuer  . . . . . . . . . . . . . . . . . . . . . . 128
         SECTION 10.12.   Registration Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 129
         SECTION 10.13.   Waiver of Certain Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 130

                                                      ARTICLE ELEVEN

                                                 REDEMPTION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . 131

         SECTION 11.1.    Right of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 131
         SECTION 11.2.    Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 131
         SECTION 11.3.    Election to Redeem; Notice to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . 131
         SECTION 11.4.    Selection by Trustee of Securities To Be Redeemed . . . . . . . . . . . . . . . . . . . . . 131
         SECTION 11.5.    Notice of Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 132
         SECTION 11.6.    Deposit of Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 133
         SECTION 11.7.    Securities Payable on Redemption Date . . . . . . . . . . . . . . . . . . . . . . . . . . . 134
         SECTION 11.8.    Registered Securities Redeemed in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . 135

                                                      ARTICLE TWELVE

                                                 CONVERSION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . 136

         SECTION 12.1.    Conversion Privilege and Conversion Rate  . . . . . . . . . . . . . . . . . . . . . . . . . 136
         SECTION 12.2.    Exercise of Conversion Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 136
         SECTION 12.3.    Fractions of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 139
         SECTION 12.4.    Adjustment of Conversion Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 139
         SECTION 12.5.    Notice of Adjustments of Conversion Rate  . . . . . . . . . . . . . . . . . . . . . . . . . 143
         SECTION 12.6.    Notice of Certain Corporate Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 144
         SECTION 12.7.    Company to Reserve Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 145
         SECTION 12.8.    Taxes on Conversions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 145
         SECTION 12.9.    Covenant as to Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 146
         SECTION 12.10.   Cancellation of Converted Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . 146
         SECTION 12.11.   Provision in Case of Consolidation, Merger
                          or Sale of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 146
         SECTION 12.12.   Responsibility of Trustee for Conversion Provisions . . . . . . . . . . . . . . . . . . . . 147





Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                                     Page
                                                                                                                     ----
                                                     ARTICLE THIRTEEN

                                               SUBORDINATION OF SECURITIES  . . . . . . . . . . . . . . . . . . . . . 149

         SECTION 13.1.    Securities Subordinate to Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . 149
         SECTION 13.2.    Payment Over of Proceeds Upon Dissolution, Etc. . . . . . . . . . . . . . . . . . . . . . . 149
         SECTION 13.3.    No Payment When Senior Indebtedness in Default  . . . . . . . . . . . . . . . . . . . . . . 150
         SECTION 13.4.    Payment Permitted If No Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 151
         SECTION 13.5.    Subrogation to Rights of Holders of Senior Indebtedness . . . . . . . . . . . . . . . . . . 151
         SECTION 13.6.    Provisions Solely to Define Relative Rights . . . . . . . . . . . . . . . . . . . . . . . . 152
         SECTION 13.7.    Trustee to Effectuate Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . . . 152
         SECTION 13.8.    No Waiver of Subordination Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . 152
         SECTION 13.9.    Notice to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 153
         SECTION 13.10.   Reliance on Judicial Order or Certificate of
                          Liquidating Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 154
         SECTION 13.11.   Trustee Not Fiduciary for Holders of
                          Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 154
         SECTION 13.12.   Rights of Trustee as Holder of Senior Indebtedness; Preservation of
                          Trustee's Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  154
         SECTION 13.13.   Article Applicable to Paying Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . 154
         SECTION 13.14.   Certain Conversions and Repurchases Deemed Payment  . . . . . . . . . . . . . . . . . . . . 155

                                                     ARTICLE FOURTEEN

                                      REPURCHASE OF SECURITIES AT THE OPTION OF THE
                                             HOLDER UPON A CHANGE IN CONTROL  . . . . . . . . . . . . . . . . . . . . 156

         SECTION 14.1.    Right to Require Repurchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 156
         SECTION 14.2.    Conditions to the Company's Election to Pay the Repurchase Price
                          in Common Stock.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 157
         SECTION 14.3.    Notices; Method of Exercising Repurchase Right, Etc . . . . . . . . . . . . . . . . . . . . 158
         SECTION 14.4.    Certain Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 162





Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                                     Page
                                                                                                                     ----
                                                     ARTICLE FIFTEEN

                                     HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY . . . . . . . . . . . . . . . . 164

         SECTION 15.1.    Company to Furnish Trustee Names and Addresses of Holders . . . . . . . . . . . . . . . . . 164
         SECTION 15.2.    Preservation of Information; Communication
                          to Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 164
         SECTION 15.3.    Reports by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 164
         SECTION 15.4.    Reports by Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 165


TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   166

SIGNATURES AND SEALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   166

ACKNOWLEDGMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   167


ANNEX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1
ANNEX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-1
ANNEX C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-1
ANNEX D . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   D-1





Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                 INDENTURE, dated as of May 17, 1996, between Quintiles Transnational Corp., a corporation duly organized and existing under the laws of the State of North Carolina, having its principal office at 4709 Creekstone Drive, Riverbirch Building, Suite 300, Durham, North Carolina 27703-8411 (herein called the "Company"), and Marine Midland Bank, a New York banking corporation and trust company, as Trustee hereunder (herein called the "Trustee").

                            RECITALS OF THE COMPANY

                 The Company has duly authorized the creation of an issue of its 4.25% Convertible Subordinated Notes due May 31, 2000 (herein called the "Securities") and the coupons, if any, thereto appertaining, of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                 All things necessary to make the Securities and the coupons thereto appertaining, when the Securities are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Securities, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done.

                 NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                 For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities and the coupons thereto appertaining, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1.     Definitions.

                 For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                 (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                 "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.4.

                 "Additional Amounts" has the meaning specified in
Section 2.2(a).

                 "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Agent Member" means any member of, or participant in, the Depositary.

                 "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of EUROCLEAR and CEDEL, and of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

                 "Authenticating Agent" means any Person authorized pursuant to
Section 6.12 to act on behalf of the Trustee to authenticate Securities.

                 "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Monday, Tuesday, Wednesday, Thursday and Friday, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Monday, Tuesday, Wednesday, Thursday and Friday. For purposes of publication in London and Luxembourg, such term shall mean the Financial Times and the Luxemburger Wort, respectively, unless such newspapers are not available.

                 "Bearer Additional Amounts" has the meaning specified in
Section 2.2(a).

                 "Bearer Security" means any Security issued in substantially the form set forth in Section 2.2(a).

                 "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                 "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

                 "Business Day", when used with respect to any Place of Payment, Place of Conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close; provided, however, that a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Section 13.9; provided, further, that a day on which banking institutions in New York, New York or London, England are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Sections 10.1, 10.3 or 11.6.

                 "CEDEL" means Cedel Bank, S.A. (or any successor securities clearing agency).

                 "Closing Price Per Share" means, with respect to the Common Stock of the Company, for any day, the reported last sales price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case (i) on the Nasdaq National Market or, if the Common Stock is not quoted on the Nasdaq National Market, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (ii) if not quoted on the Nasdaq National Market or listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

                 "Code" has the meaning specified in Section 2.1.

                 "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                 "Common Depositary" has the meaning specified in Section 3.4.

                 "Common Stock" means the Common Stock, par value $0.01 per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 12.11, shares issuable on conversion or repurchase of Securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                 "common stock" includes any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

                 "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                 "Company Notice" has the meaning specified in Section 14.3.

                 "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or a Vice President, and by its principal financial officer, Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                 "Constituent Person" has the meaning specified in Section
12.11.

                 "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article Twelve. The Company has initially appointed the Trustee as its Conversion Agent in the Borough of Manhattan, The City of New York, Midland Bank plc as its Conversion Agent in London, England, and Banque Internationale a Luxembourg S.A. as its Conversion Agent in Luxembourg.

                 "Conversion Rate" has the meaning specified in Section 12.1.

                 "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at 140 Broadway, 12th Floor, New York, New York 10005).

                 "corporation" means a corporation, company, association, joint-stock company or business trust.

                 "coupon" means any interest coupon appertaining to a Bearer Security.

                 "Defaulted Interest" has the meaning specified in Section 3.7.

                 "Definitive Security" means any Security that is a Bearer Security (other than the Temporary Global Bearer Security) or a Registered Security.

                 "Depositary" means, with respect to any Registered Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Registered Securities (or any successor securities clearing agency so registered).

                 "Determination Notice" has the meaning specified in Section 2.2(a).

                 "Dollar" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                 "DTC" means The Depository Trust Company, a New York corporation.

                 "EUROCLEAR" means the Euroclear Clearance System (or any successor securities clearing agency).

                 "Event of Default" has the meaning specified in Section 5.1.

                 "Exchange Act" means the United States Securities Exchange Act of 1934 (or any successor statute), as amended from time to time.

                 "Exchange Date" means the date and day on which the Restricted Period expires.

                 "Global Security" means a Registered Security that is registered in the Security Register in the name of a Depositary or a nominee thereof. Such term does not include the Temporary Global Bearer Security.

                 "Holder", when used with respect to any Registered Security, means the Person in whose name the Security is registered in the Security Register, when used with respect to any Bearer Security or Temporary Global Bearer Security, means the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

                 "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                 "Initial Regulation S Securities" means the Securities sold by the Initial Underwriters in the initial offering contemplated by the Underwriting Agreement in reliance on Regulation S.

                 "Initial Underwriters" means Goldman Sachs International and Smith Barney Inc.

                 "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                 "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in Article Fourteen or otherwise.

                 "Non-electing Share" has the meaning specified in Section
12.11.

                 "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.


                 "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

                 "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                          (ii) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons thereto appertaining, provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                          (iii)  Securities which have been paid pursuant to
                 Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the

Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                 "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed the Trustee as its Paying Agent in the Borough of Manhattan, The City of New York, Midland Bank plc, located at Mariner House, Pepys Street, London EC3N 4DA, England, as its Paying Agent in London, England, and Banque Internationale a Luxembourg S.A., located at 69, route d'Esch, L-1470, Luxembourg, Grand Duchy of Luxembourg, as its Paying Agent in Luxembourg.

                 "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

                 "Place of Conversion" has the meaning specified in Section
3.1.

                 "Place of Payment" has the meaning specified in Section 3.1.

                 "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                 "Principal Paying Agent" means Midland Bank plc, located at Mariner House, Pepys Street, London EC3N 4DA, England, until a successor, if any, has been appointed pursuant to the terms hereof, or if there shall be no Principal Paying Agent, the Trustee; provided that at all times that Bearer Securities are outstanding, there shall be a Paying Agent outside the United States.

                 "Record Date" means any Regular Record Date or Special Record Date.

                 "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                 "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                 "Registered Security" means any Security issued in substantially the form set forth in Section 2.2(b) and registered in the Security Register. A Global Security is a Registered Security.

                 "Registrable Securities" has the meaning specified in Section 10.12.

                 "Regular Record Date" for interest payable in respect of any Registered Security on any Interest Payment Date means the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                 "Regulation D Securities" means the Securities sold by the Initial Underwriters in the initial offering contemplated by the Underwriting Agreement in reliance on an exemption from the registration requirements of the Securities Act other than Rule 144A or Regulation S.

                 "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

                 "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

                 "Regulation S Global Security" has the meaning specified in
Section 2.1.

                 "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 2.2(b) to be placed upon a Regulation S Security.

                 "Regulation S Securities" means all Securities required pursuant to Section 3.5(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

                 "Repurchase Date" has the meaning specified in Section 14.1.

                 "Repurchase Price" has the meaning specified in Section 14.1.

                 "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee including without limitation any vice president, assistant vice president, assistant treasurer, assistant secretary, corporate trust officer, assistant corporate trust officer or other employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

                 "Restricted Global Security" has the meaning specified in
Section 2.1.

                 "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the last original issuance date of the Securities.

                 "Restricted Securities" means all Securities required pursuant to Section 3.5(c) to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

                 "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

                 "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 2.2(b) to be placed upon each Restricted Security.

                 "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

                 "Rule 144A Information" has the meaning specified in Section 10.10.

                 "Rule 144A Securities" means the Securities purchased by the Initial Underwriters from the Company pursuant to the Underwriting Agreement and resold by the Initial Underwriters, other than the Regulation D Securities and the Initial Regulation S Securities.

                 "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

                 "Securities Act" means the United States Securities Act of 1933 (or any successor statute), as amended from time to time.

                 "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

                 "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

                 "Senior Indebtedness" means the principal of (and premium, if any) and interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on, and all fees and other amounts payable in connection with, the following, whether absolute or contingent, secured or unsecured, due or to become due, outstanding on the date of the Indenture or thereafter created, incurred or assumed: (a) indebtedness of the Company to banks, insurance companies and other financial institutions evidenced by credit or loan agreements, notes or other written obligations, (b) all other indebtedness of the Company (including indebtedness of others guaranteed by the Company) other than the Securities, whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, which is
(i) for money borrowed or (ii) evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind, (c) obligations of the Company as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles, (d) obligations of the Company under interest rate and currency swaps, caps, floors, collars or similar agreements or arrangements intended to protect the Company against fluctuations in interest or currency exchange rates and (e) renewals, extensions, modifications, restatements and refundings of, or any indebtedness or obligation issued in exchange for, any such indebtedness or obligation described in clauses (a) through (e) of this paragraph; provided, however, that Senior Indebtedness shall not include any such indebtedness or obligation (a) if the terms of such indebtedness or obligation (or the terms of the instrument under which, or pursuant to which, it is issued) provides that such indebtedness or obligation is not superior in right of payment to the Securities, (b) if such indebtedness or obligation is non-recourse to the Company or (c) any conditional sale contract or any account payable or any other indebtedness created or assumed by the Company in the ordinary course of business in connection with the obtaining of materials, inventories or services.

                 "Shelf Registration Statement" has the meaning specified in
Section 10.12.

                 "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.7.

                 "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                 "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other similar interests in the corporation which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

                 "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                 "Surrender Certificate" means a certificate substantially in the form set forth in Annex D.

                 "Tax Affected Security" means (i) all Bearer Securities if, as a result of any Tax Law Change, the Company has or will become obligated to pay Additional Amounts in respect of any Bearer Security and (ii) any Registered Security (or, in the case of a Registered Security that is a Global Security, any portion of such Registered Security) that, on or before the 30th day after the date on which the Company publishes a notice of redemption pursuant to the third paragraph of the reverse of the Registered Security in Section 2.2(b) hereof, is delivered to the Trustee together with a written statement from or on behalf of the beneficial owner of such Registered Security (or such portion, in the case of a Registered Security that is a Global Security) to the effect that such a beneficial owner has or will become entitled to receive Additional Amounts as a result of such Tax Law Change.

                 "Tax Law Change" means any change in, or amendment to, the laws (including any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any change in, or amendment to, the application or official interpretation of such laws, regulations or rulings.

                 "Temporary Global Bearer Security" means any Security issued in substantially the form set forth in Section 2.2(c).

                 "Trading Days" means (i) if the Common Stock is quoted on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system; (ii) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business; or (iii) if the Common Stock is not listed or admitted for trading on any national securities exchange or quoted on the Nasdaq National Market or any other system of automated dissemination of quotation of securities prices, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

                 "Transfer Agent" has the meaning specified in Section 2.2(a). The Company has initially appointed the Trustee as its Transfer Agent in the Borough of Manhattan, The City of New York, Midland Bank plc as its Transfer Agent in London, England and Banque Internationale a Luxembourg as its Transfer Agent in Luxembourg.

                 "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                 "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                 "Underwriting Agreement" means the Underwriting Agreement, dated May 17, 1996, between the Company and the Initial Underwriters, as such agreement may be amended from time to time.

                 "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

                 "United States Alien" has the meaning specified in Section 2.2(a). "United States person" has the meaning specified in Section 3.4(A).

                 "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

                 "Vice President", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                 "Western Europe" means Austria, Belgium, Denmark, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

SECTION 1.2.     Compliance Certificates and Opinions.

                 Upon any application or request by the Company to the Trustee or the Principal Paying Agent to take any action under any provision of this Indenture, the Company shall furnish to the Trustee or the Principal Paying Agent, as the case may be, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.9) shall include:

                 (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3.     Form of Documents Delivered to the Trustee.

                 In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4.     Acts of Holders of Securities.

                 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing by such Holders or
(2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Nine. Such action shall become effective when such instrument or instruments or record is delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 9.6.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                 (c) The principal amount and serial number of any Bearer Security held by any Person, and the date of his holding the same, may be proved by: the production of such Bearer Security; or by a certificate executed by any trust company, bank, broker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee or the Principal Paying Agent to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Security therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Security, if such certificate or affidavit is deemed by the Trustee or the Principal Paying Agent to be satisfactory. The Trustee, the Principal Paying Agent and the Company may assume that any Bearer Security continues to be held by such Person until (1) another certificate or affidavit bearing a later date issued in respect of such Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee or the Principal Paying Agent by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

                 (d) The principal amount and serial numbers of Bearer Securities held by the Person (so executing such instrument or writing as proved pursuant to Section 1.4(b)) and the date of holding the same may also be proved in any other manner which the Principal Paying Agent deems sufficient; and the Principal Paying Agent may in any instance require further proof with respect to any of the matters referred to in this Section 1.4.

                 (e) The principal amount and serial number of any Registered Security held by any Person, and the date of his holding the same, shall be proved by the Security Register.

                 (f) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee or the Principal Paying Agent deems sufficient; and the Trustee or the Principal Paying Agent may in any instance require further proof with respect to any of the matters referred to in this
Section 1.4.

                 (g) The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than ten days after setting a record date, the Company shall notify the Trustee, the Paying Agent in London and the Holders of such record date. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to
Section 15.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

                 Upon receipt by the Trustee or the Principal Paying Agent from any Holder of (i) any notice of default or breach referred to in Section 5.1(4), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Company, (ii) any declaration of acceleration referred to in Section 5.2, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (iii) any direction referred to in Section 5.12, if the Trustee shall not have taken the action specified in such direction, then a record date shall automatically and without any action by the Company or the Trustee be set for determining the Holders entitled to join in such notice, declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such notice, declaration or direction. Promptly after such receipt by the Trustee, and as soon as practicable thereafter, the Trustee shall notify the Company and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be cancelled and of no further effect.
Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Securities on the date such notice, declaration or direction is so given.

                 (h) Except as provided in Sections 5.12 and 5.13, any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and any coupon appertaining thereto and the Holder of every Security or coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security or coupon.

                 (i) The provisions of this Section 1.4 are subject to the provisions of Section 9.5.

SECTION 1.5.     Notices, Etc., to Trustee and Company.

                 Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                 (1) the Trustee or the Principal Paying Agent by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office, Attention:
         Corporate Trust Services--Quintiles, or to or with the Principal Paying Agent and received at Mariner House, Pepys Street, London EC3N 4DA, England, Attention: Midland Securities Services, or

                 (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at 4709 Creekstone Drive, Riverbirch Building, Suite 300, Durham, North Carolina 27703-8411, telecopy no.: (919) 941-9113,
         Attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

                 Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice (other than a notice published in Luxembourg) may be in an official language of the country of publication.

SECTION 1.6.     Notice to Holders of Securities; Waiver.

                 Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event,

                 (1) such notice shall be sufficiently given to Holders of Bearer Securities or any Temporary Global Bearer Security if published in an Authorized Newspaper in the City of London, England, and, so long as the Securities are listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg or, if not practicable in either London, England, or Luxembourg, elsewhere in any country in Western Europe, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second such publication to be not later than the latest date herein prescribed for the giving of such notice; and

                 (2) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

                 Neither the failure to give notice by publication to Holders of Bearer Securities or any Temporary Global Bearer Security as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above. In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice as provided above, then such notification as shall be given with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute sufficient notice to such Holders for every purpose hereunder.

                 In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities or any Temporary Global Bearer Security given as provided above. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

                 In the case of paragraph (1) of this section, such notice shall be deemed to have been given on the date of such publication or, if published in Authorized Newspapers on different dates, on the date of the first such publication.

                 In the case of paragraph (2) of this section, such notice shall be deemed to have been given when such notice is mailed.

                 Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.7.     Effect of Headings and Table of Contents.

                 The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.8.     Successors and Assigns.

                 All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.9.     Separability Clause.

                 In case any provision in this Indenture or the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.10.    Benefits of Indenture.

                 Except as provided in the next sentence, nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities and coupons, any benefit or legal or equitable right, remedy or claim under this Indenture. The provisions of Article Thirteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

SECTION 1.11.    Governing Law.

                 THIS INDENTURE AND THE SECURITIES AND COUPONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

SECTION 1.12.    Legal Holidays.

                 In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or coupon or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities or coupons) payment of principal of, premium, if any, or interest on, or the payment of the Repurchase Price (whether the same is payable in cash or in shares of Common Stock) with respect to, or delivery for conversion of, such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date, or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or last day for conversion, as the case may be.

SECTION 1.13.    Conflict with Trust Indenture Act.

                 If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

                                  ARTICLE TWO

                                 SECURITY FORMS


SECTION 2.1.     Forms Generally.

                 The Securities and the coupons shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended, and regulations thereunder (the "Code"), or as may, consistently herewith, be determined by the officers executing such Securities and coupons, as evidenced by their execution thereof.

                 The Trustee's certificates of authentication shall be in substantially the form set forth in Section 2.4.

                 Conversion notices shall be in substantially the form set forth in Section 2.5.

                 Repurchase notices, in the case of Bearer Securities, shall be substantially in the form set forth in Section 2.2(a), and in the case of Registered Securities, shall be substantially in the form set forth in Section 2.2(b).

                 The Temporary Global Bearer Security may be printed, lithographed, typewritten, mimeographed or otherwise produced, as determined by the officers of the Company executing such Security, as evidenced by their execution thereof. The format and spacing of the text of a Definitive Security may be varied to facilitate such production.

                 The Definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities and coupons, as evidenced by their execution thereof.

                 Upon their original issuance, Rule 144A Securities shall be issued in the form of a Global Security registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Security, together with its Successor

Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security".

                 Upon their original issuance, Initial Regulation S Securities shall be issued in the form of the Temporary Global Bearer Security as set forth in Section 3.4(A)(a).

                 Upon their original issuance, Regulation D Securities shall be issued as Registered Securities but not in the form of a Global Security or in any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

                 After their original issuance, as provided in and subject to the terms and conditions of Sections 3.4 and 3.5, Securities may be exchanged for interests in a Global Security registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of EUROCLEAR or CEDEL. Such Global Security, together with its Successor Securities which are Global Securities other than the Restricted Global Security, are collectively herein called the "Regulation S Global Security".

SECTION 2.2.     Forms of Securities.

                 (a)  Form of Bearer Security

                                 [FORM OF FACE]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN THEM IN REGULATION S UNDER THE SECURITIES ACT.

                         QUINTILES TRANSNATIONAL CORP.

                      4.25% CONVERTIBLE SUBORDINATED NOTE
                                DUE MAY 31, 2000

No. _____________                                                    U.S. $5,000

ISIN No. XS0065915075


                 QUINTILES TRANSNATIONAL CORP., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to bearer upon presentation and surrender of this Security the principal sum of Five Thousand United States Dollars (U.S. $5,000) on May 31, 2000 and to pay interest thereon, from May 23, 1996, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on May 31 and November 30 in each year (each, an "Interest Payment Date"), commencing November 30, 1996, at the rate of 4.25% per annum, until the principal hereof is due, and at the rate of 4.25% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. Such payments shall be made, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to terminate the appointment of any such Paying Agent, at the option of the Holder at (a) the office of Midland Bank plc, Mariner House, Pepys Street, London EC3N 4DA, England and (b) the office of Banque Internationale a Luxembourg, 69, route D'Esch, L-1470, Luxembourg, Grand Duchy of Luxembourg, or at such other offices or agencies outside the United States (as defined below) as the Company may designate, at the option of the Holder by United States Dollar check drawn on a bank in the Borough of Manhattan, The City of New York or by transfer of United States Dollars to an account maintained by the payee with a bank located outside the United States (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Principal Paying Agent by no later than 15 days prior to the relevant payment date). Interest on this Security due on or before Maturity shall be payable only upon presentation and surrender at such an office or agency of the interest coupons hereto attached as they severally mature. No payment of principal of, premium, if any, or interest on, including Additional Amounts and Bearer Additional Amounts (in each case, as defined below) with respect to this Security shall be made at the Corporate Trust Office of the Trustee under the Indenture referred to on the reverse hereof or at any other office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that payment of principal of, premium, if any, or interest on this Security and payment of any such Additional Amounts or Bearer Additional Amounts may be made at the office of the Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, if any, interest, Additional Amounts or Bearer Additional Amounts, as the case may be, at all offices outside the United States maintained for such purpose by the Company in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Company.

                 The Company will pay to the Holder of this Security or any coupon appertaining hereto who is a United States Alien (as defined below) such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security (including payment on redemption or repurchase (including any payment of the Repurchase Price)), after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security or in such coupon to be then due and payable; provided, however, that the Company shall not be obligated to pay any Additional Amounts in respect of payments becoming due on the Securities more than 15 days after the Redemption Date with respect to any redemption of Tax Affected Securities pursuant to the third paragraph of the reverse of this Security, except to the extent that the Company's obligation to pay such Additional Amounts does not arise from the Tax Law Change that resulted in such redemption; and provided further, that the foregoing obligation to pay Additional Amounts will not apply to:

                 (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member, shareholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's present or former status as a personal holding company, a foreign personal holding company with respect to the United States, or a foreign private foundation or foreign tax exempt entity for United States tax purposes, or a corporation which accumulates earnings to avoid United States Federal income tax;

                 (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security or any coupon appertaining hereto for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                 (c) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or governmental charge;

                 (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Security or any coupon appertaining hereto, if compliance is required by statute or by regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge;

                 (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of, premium, if any, or interest on this Security;

                 (f) any tax, assessment or other governmental charge imposed as a result of a Holder that actually or constructively owns 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote or that is a controlled foreign corporation related to the Company through stock ownership;

                 (g) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of the principal of, premium, if any, or interest on this Security, if such payment can be made without such withholding by any other Paying Agent in Western Europe;

                 (h) any tax, assessment or other governmental charge imposed on a Holder that is a partnership or a fiduciary or other than the sole beneficial owner of such payment, but only to the extent that any beneficial owner or member of the partnership or beneficiary or settlor with respect to the fiduciary would not have been entitled to the payment of Additional Amounts had the beneficial owner, member, beneficiary or settlor directly been the Holder of the Note or coupon; or

                 (i)  any combination of items (a), (b), (c), (d), (e), (f),
        (g) and (h).

                 For purposes of this Security, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction and a "United States Alien" is any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

                 Notwithstanding the foregoing, if and so long as a certification, identification or other information reporting requirement referred to in the fourth paragraph of the reverse hereof would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect, by so stating in the Determination Notice (as defined on the reverse hereof), to have the provisions of this paragraph apply in lieu of redeeming this Security pursuant to such fourth paragraph. In such event, the Company will pay as additional amounts ("Bearer Additional Amounts") such amounts as may be necessary so that every net payment made, following the effective date of such requirements, outside the United States by the Company or any Paying Agent of principal and premium, if any, due in respect of this Security, or interest represented by any coupon (including any payment of the Repurchase Price with respect hereto or thereto), the beneficial owner of which is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge, other than a backup withholding tax or similar charge which is (a) the result of a certification, identification or information reporting requirement described in the first parenthetical clause of the first sentence of such fourth paragraph,
(b) imposed as a result of the fact that the Company or any Paying Agent has actual knowledge that the beneficial owner of this Security or such coupon is within the category of Persons described in clause (a) of the second preceding paragraph or (c) imposed as a result of presentation of this Security or such coupon for payment more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later, will not be less than the amount provided for in this Security or such coupon to be then due and payable.

                 Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security or any coupon appertaining thereto, such mention shall be deemed to include mention of the payment of Additional Amounts and Bearer Additional Amounts payable as described in the first and third preceding paragraphs, respectively, to the extent that, in such context, Additional Amounts or Bearer Additional Amounts, as the case may be, are, were or would be payable in respect of this Security or any coupon appertaining hereto pursuant to such paragraphs, and express mention of the payment of such Additional Amounts or Bearer Additional Amounts (if applicable), as the case may be, in any provisions of this Security shall not be construed as excluding Additional Amounts or Bearer Additional Amounts, as the case may be, in those provisions of this Security where such express mention is not made.

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or its Authenticating Agent by the manual signature of one of its authorized signatories, neither this Security, nor any coupon appertaining hereto, shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal and coupons bearing the facsimile signature of its Treasurer to be annexed hereto.



Dated as of May 23, 1996

                                        QUINTILES TRANSNATIONAL CORP.

[Corporate Seal]

                                        By:__________________________
                                      Name:
                                     Title:

Attest:


________________________
Name:
Title:

                               [FORM OF REVERSE]

                 This Security is one of a duly authorized issue of securities of the Company designated as its "4.25% Convertible Subordinated Notes due May 31, 2000" (herein called the "Securities"), limited in aggregate principal amount to U.S.$143,750,000, issued and to be issued under an Indenture, dated as of May 17, 1996 (herein called the "Indenture"), between the Company and Marine Midland Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable as Bearer Securities, with interest coupons attached, in the denomination of U.S.$5,000 and as Registered Securities, without coupons, in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Bearer Securities are exchangeable for a like aggregate principal amount of Registered Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged, with all unmatured coupons and all matured coupons in default thereto appertaining, except as provided below, (a) at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in The City of New York or (b) subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any Transfer Agent (as defined below), (i) the office of Midland Bank plc, Mariner House, Pepys Street, London EC3N 4DA, England and (ii) the office of Banque Internationale a Luxembourg S.A., 69, route d'Esch, L-1470, Luxembourg, Grand Duchy of Luxembourg, or at such other offices or agencies outside the United States as the Company may designate (each a "Transfer Agent"); provided, however, that such surrender may be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, if (but only if) such surrender at all offices outside the United States maintained for such purpose by the Company in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Company. Bearer Securities surrendered in exchange for Registered Securities between a Record Date and the relevant Interest Payment Date or date for payment of Defaulted Interest will not be required to be surrendered with the coupon relating to such Interest Payment Date or date for payment of Defaulted Interest. Bearer Securities may not be issued in exchange for Registered Securities.

                 No sinking fund is provided for the Securities. The Securities are subject to redemption at the option of the Company on or after the close of business on May 31, 1999, in whole or in part, upon not less than 30 nor more than 60 days' notice to the

Holders prior to the Redemption Date, at a Redemption Price equal to 101.0625% of the principal amount if redeemed on or prior to May 31, 2000 (the final Stated Maturity of the Securities), together with accrued interest to the Redemption Date, and certain Securities held by United States Aliens and Bearer Securities are also redeemable in whole but not in part, under the circumstances described in the next two succeeding paragraphs, respectively, at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date; provided, however, that interest installments on Bearer Securities whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States except as herein provided otherwise).

                 If as a result of a Tax Law Change, the Company has or will become obligated to pay to the Holder of any Security or coupon Additional Amounts, as described in the second paragraph of the face of this Security, and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Tax Affected Securities as a whole, but not in part, upon not less than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount plus interest accrued to the Redemption Date, and any Additional Amounts then payable; provided, that (i) no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Tax Affected Securities then due and (ii) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and
(b) an Opinion of Counsel, to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such Tax Law Change. The Company's right to redeem the Tax Affected Securities shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts specified in such second paragraph.

                 In addition, if the Company determines, based upon an Opinion of Counsel that, as a result of a Tax Law Change, any payment made outside the United States by the Company or any of its Paying Agents of the full amount of principal, premium, if any, or interest due with respect to any Bearer Security or coupon appertaining thereto (including any payment of the Repurchase Price in respect thereof) would be subject to any certification, identification or other information reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security or coupon who is a United States Alien (other than such a requirement (a) which would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or
(ii) to any custodian, nominee or other agent of the beneficial owner or (b) which can be satisfied by the custodian, nominee or other agent certifying that such beneficial owner is a United States Alien, provided that, in each case referred to in clauses (a)(ii) and (b), payment by such custodian, nominee or agent to such beneficial owner is not otherwise subject to any such requirement), the Company at its election will either (x) redeem the Bearer Securities, as a whole but not in part, upon not less than 30 nor more than 60 days' notice prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date, or (y) if and so long as the conditions of the fourth paragraph on the face hereof are satisfied, pay the Bearer Additional Amounts specified in such paragraph. The Company will make such determination and election and notify the Trustee and the Principal Paying Agent, thereof in writing as soon as practicable, and the Trustee will promptly give notice of such determination in the manner provided in the second following paragraph (the "Determination Notice"), in each case stating the effective date of such certification, identification or information reporting requirement, whether the Company will redeem the Bearer Securities or will pay the Bearer Additional Amounts specified in the fourth paragraph on the face hereof and (if applicable) the last date by which the redemption of the Bearer Securities must take place. If the Company shall elect to redeem the Bearer Securities pursuant to clause (x) above, such redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall elect by notice given in writing to the Trustee and the Principal Paying Agent at least 75 days before the Redemption Date, unless shorter notice shall be acceptable to the Trustee. Notwithstanding the foregoing, the Company will not so redeem the Bearer Securities if the Company, based upon an Opinion of Counsel, subsequently determines, not less than 30 days prior to the Redemption Date, that subsequent payments would not be subject to any such requirement, in which case the Company will notify the Trustee in writing of its determination not to so redeem the Securities, and the Trustee will promptly give notice to the Holders of the Bearer Securities of that determination and any earlier redemption notice will thereupon be revoked and of no further effect. If the Company elects as provided in clause (y) above to pay Bearer Additional Amounts, the Company may, as long as the Company is obligated to pay such Bearer Additional Amounts, subsequently redeem the Bearer Securities, at any time, as a whole but not in part, upon not less than 30 nor more than 60 days' notice prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date, and any Additional Amounts or Bearer Additional Amounts.

                 In the event of a redemption of the Securities, the Company will not be required (a) to register the transfer or exchange of Registered Securities or to exchange Bearer Securities for Registered Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, (b) to register the transfer or exchange of any Registered Security, or portion thereof, called for redemption, or (c) to exchange any Bearer Security called for redemption; provided, however, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered to the Registrar or Transfer Agent making such exchange with written instructions for conversion consistent with the provisions described in Sections 2.5 and 12.2 of the Indenture.

                 Notice of redemption will be given by publication in Authorized Newspapers in the City of London, England, and, so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such stock exchange shall so require, in Luxembourg, or, if not practicable in either London, England, or Luxembourg, elsewhere in a Western European city. Notice to the Holders will be given not less than 30 nor more than 60 days prior to the Redemption Date as provided in the Indenture.

                 In any case where the due date for the payment of the principal of, or premium, if any, or interest, including Additional Amounts and Bearer Additional Amounts, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, including Additional Amounts and Bearer Additional Amounts, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

                 Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after August 21, 1996 and on or before the close of business on May 31, 2000, or in case this Security is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or the Repurchase Date, as the case may be, to convert this Security into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Rate of 12.0846 for each share of Common Stock (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, together with all coupons appertaining hereto that mature after the date of conversion, and also the conversion notice hereon, duly executed, to the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below), at (a) the office of Midland Bank plc, Mariner House, Pepys Street, London EC3N 4DA, England or (b) the office of Banque Internationale a Luxembourg, 69, route d'Esch, L-1470, Luxembourg, Grand Duchy of Luxembourg, or at such other offices or agencies outside the United States as the Company may designate (each a "Conversion Agent"). Subject to the aforesaid requirement to surrender coupons, no cash payment or adjustment is to be made on conversion, for interest accrued hereon from the Interest Payment Date next preceding the date of conversion, or for dividends on the Common Stock issued on conversion hereof, unless this Security has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date occurring, in either case, during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date and is surrendered for conversion during such period, in each of which cases the Holder of this Security will be entitled to receive, upon surrender for such conversion (along with such coupons), interest accruing hereon from the Interest Payment Date next preceding the date of such conversion to such succeeding Interest Payment Date. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Rate is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock of the Company into which this Security could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Common Stock is not a Constituent Person, failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares and further assuming, if such consolidation, merger, conveyance, transfer, sale or lease occurs prior to the later of August 21, 1996 and the receipt of Securities in definitive form (in the case of Securities initially represented by a Temporary Global Bearer Security), that the Security was convertible at the time of such occurrence at the Conversion Rate specified above as adjusted from the issue date of such Security to such time as provided in the Indenture). No adjustment in the Conversion Rate will be made until such adjustment would require an increase or decrease of at least one percent of such rate, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

                 Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security or the holder of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of shares of Common Stock issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by any such Holder or holder with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                 If a Change in Control occurs, the Holder of this Security, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security at a Repurchase Price equal to 100% of the principal amount plus accrued interest to the Repurchase Date; provided, however, that the Repurchase Price in respect of any Bearer Security will be payable only upon presentation and surrender of such Bearer Security at an office or agency outside the United States, except in the limited circumstances described in the last sentence of the first paragraph of the face hereof. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. For purposes of this paragraph, the fair market value of shares of common stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made; provided, however, that, for the purposes of the immediately succeeding paragraph, such reference shall be deemed to include reference to the Repurchase Price only to the extent the Repurchase Price is payable in cash.

                 The indebtedness evidenced by this Security and any coupons appertaining hereto is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security and each coupon appertaining hereto is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security or any coupon appertaining to this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                 If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities and coupons under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of a majority in principal amount of the Securities at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of 66-2/3% in principal amount of the Outstanding Securities represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities and coupons, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and any coupon appertaining hereto and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

                 As provided in and subject to the provisions of the Indenture, the Holder of this Security or any coupon appertaining hereto shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for

60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security or any coupon appertaining hereto for the enforcement of any payment of principal hereof, premium, if any, or interest hereon (including any Additional Amounts and Bearer Additional Amounts) on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on (including Additional Amounts and Bearer Additional Amounts, as described in the second and fourth paragraph, respectively, on the face hereof) this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                 Title to this Security and the coupons appertaining hereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of this Security and any coupon appertaining thereto as the owner thereof for all purposes, whether or not this Security or such coupon be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                 THE INDENTURE, THE SECURITIES AND ANY COUPONS APPERTAINING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                 ELECTION OF HOLDER TO REQUIRE REPURCHASE

                 1. Pursuant to Section 14.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

                 2. The undersigned hereby directs the Company to pay bearer an amount in cash or, at the Company's election, shares of Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount hereof, plus interest accrued to the Repurchase Date, as provided in the Indenture.


                                           Dated:_______________________

                                               _______________________
                                               Signature

                 (b)  Form of Registered Security

                                 [FORM OF FACE]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED SECURITY OTHER THAN ANY GLOBAL RESTRICTED SECURITY:

                 THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THIS SECURITY MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF THIS SECURITY WHICH IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                 THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF QUINTILES TRANSNATIONAL CORP. (THE "COMPANY") THAT (A) THIS SECURITY AND ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) IN THE CASE OF ANY PURCHASER, OTHER THAN A PURCHASER WHO HAS OTHERWISE AGREED WITH THE COMPANY IN WRITING, TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER OF THIS SECURITY OR ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY AND ANY COMMON STOCK ISSUABLE UPON ITS CONVERSION FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                 THIS SECURITY, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED GLOBAL
SECURITY:

                 THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY (OR ITS PREDECESSOR) WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THEIR CONVERSION MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. SUCH SECURITIES MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF ANY BENEFICIAL INTEREST IN THE SECURITIES WHICH IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IS HEREBY NOTIFIED THAT THE SELLER OF SUCH BENEFICIAL INTEREST IN THE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                 EACH BENEFICIAL OWNER OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY (INCLUDING ANY PARTICIPANT IN THE DEPOSITARY HOLDING THE GLOBAL SECURITY THAT IS SHOWN AS HOLDING SUCH AN INTEREST ON THE RECORDS OF SUCH DEPOSITARY AND EACH BENEFICIAL OWNER THAT HOLDS THROUGH ANY SUCH PARTICIPANT) AGREES FOR THE BENEFIT OF QUINTILES TRANSNATIONAL CORP. (THE "COMPANY") THAT (A) ANY BENEFICIAL INTEREST IN THE SECURITIES AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THEIR CONVERSION MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) IN THE CASE OF ANY PURCHASER, OTHER THAN A PURCHASER WHO HAS OTHERWISE AGREED WITH THE COMPANY IN WRITING, TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" WITHIN THE

MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,
(IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE BENEFICIAL OWNER WILL, AND EACH SUBSEQUENT BENEFICIAL OWNER OF THIS SECURITY OR ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION IS REQUIRED TO, NOTIFY ANY PURCHASER OF ANY BENEFICIAL INTEREST IN THE SECURITIES AND ANY COMMON STOCK ISSUABLE UPON ITS CONVERSION FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                 THIS SECURITY, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER AND BENEFICIAL OWNERS OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS GLOBAL SECURITY AND THE BENEFICIAL INTERESTS THEREIN AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY:

                 THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY FOR WHICH THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY:

                 UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY

PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                 UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH REGULATION S SECURITY OTHER THAN ANY REGULATION S GLOBAL SECURITY:

                 THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN THEM IN REGULATION S UNDER THE SECURITIES ACT.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH REGULATION S GLOBAL
SECURITY:

                 THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY (OR ITS PREDECESSOR) WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN THEM IN REGULATION S UNDER THE SECURITIES ACT.]

                         QUINTILES TRANSNATIONAL CORP.

                      4.25% CONVERTIBLE SUBORDINATED NOTE
                                DUE MAY 31, 2000

No. _____________                                                     U.S.$_____

[IF RESTRICTED GLOBAL SECURITY - CUSIP NO. 748767AA8]
[IF ANY REGULATION S SECURITY - CUSIP NO. U74896AA6]
[IF REGULATION S GLOBAL SECURITY - ISIN NO. USU74896AA60]
[IF REGULATION D SECURITY - CUSIP NO. - 748767AB6]


                 QUINTILES TRANSNATIONAL CORP., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _____________ United States Dollars (U.S.$ _____) [IF THIS SECURITY IS A GLOBAL SECURITY, THEN INSERT -- (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed $143,750,000 in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on May 31, 2000 and to pay interest thereon, from May 23, 1996, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on May 31 and November 30 in each year (each, an "Interest Payment Date"), commencing November 30, 1996, at the rate of 4.25% per annum, until the principal hereof is due, and at the rate of 4.25% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Registered Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies as the Company may designate, by United States Dollar check drawn on, or transfer to, a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Registered Securities in excess of U.S. $2,000,000, and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the Borough of Manhattan, The City of New York. Payment of interest on this Security may be made by United States Dollar check drawn on a bank in the Borough of Manhattan, The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Registered Securities in excess of U.S.$2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the Borough of Manhattan, The City of New York.

                 The Company will pay to the Holder of this Security who is a United States Alien (as defined below) such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security (including payment on redemption or repurchase (including any payment of the Repurchase Price), after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security to be then due and payable; provided, however, that the Company shall not be obligated to pay any Additional Amounts in respect of payments becoming due on the Securities more than 15 days after the Redemption Date with respect to any redemption of Tax Affected Securities pursuant to the third paragraph of the reverse of this Security, except to the extent that the Company's obligation to pay such Additional Amounts does not arise from the Tax Law Change that resulted in such redemption; and provided further, that the foregoing obligation to pay Additional Amounts will not apply to:

                 (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member, shareholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's present or former status as a personal holding company, a foreign personal holding company with respect to the United States, or a foreign private foundation or foreign tax exempt entity for United States tax purposes, or a corporation which accumulates earnings to avoid United States Federal income tax;

                 (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                 (c) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or governmental charge;

                 (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Security, if compliance is required by statute or by regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge;

                 (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of, premium, if any, or interest on this Security;

                 (f) any tax, assessment or other governmental charge imposed as a result of a Holder that actually or constructively owns 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote or that is a controlled foreign corporation related to the Company through stock ownership;

                 (g) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of the principal of, premium, if any, or interest on this Security, if such payment can be made without such withholding by any other Paying Agent in Western Europe;

                 (h) any tax, assessment or other governmental charge imposed on a Holder that is a partnership or a fiduciary or other than the sole beneficial owner of such payment, but only to the extent that any beneficial owner or member of the partnership or beneficiary or settlor with respect to the fiduciary would not have been entitled to the payment of Additional Amounts had the beneficial owner, member, beneficiary or; or

                 (i)  any combination of items (a), (b), (c), (d), (e), (f),
        (g) and (h).

                 For purposes of this Security, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction and a "United States Alien" is any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

                 Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Additional Amounts payable as described in the second preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect of this Security pursuant to such paragraph and express mention of the payment of Additional Amounts (if applicable) in any provisions of this Security shall not be construed as excluding Additional Amounts in those provisions of this Security where such express mention is not made.

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

Dated:  May 23, 1996

                                        QUINTILES TRANSNATIONAL CORP.

[Corporate Seal]

                                        By:_____________________________
                                           Name:
                                           Title:

Attest:


________________________
Name:
Title:

                               [FORM OF REVERSE]

                 This Security is one of a duly authorized issue of securities of the Company designated as its "4.25% Convertible Subordinated Notes due May 31, 2000" (herein called the "Securities"), limited in aggregate principal amount to U.S.$143,750,000, issued and to be issued under an Indenture, dated as of May 17, 1996 (herein called the "Indenture"), between the Company and Marine Midland Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable as Bearer Securities, with interest coupons attached, in the denomination of U.S.$5,000, and as Registered Securities, without coupons, in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Registered Securities are exchangeable for a like aggregate principal amount of Registered Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Registered Security or Registered Securities to be exchanged, at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York or at such other offices or agencies as the Company may designate (each a "Transfer Agent"). The Transfer Agent (if other than the Trustee) will then forward such surrendered Registered Securities (together with any payment surrendered therewith) to the Trustee. The Trustee upon such surrender by the Holder or receipt from the Transfer Agent will issue the new Registered Securities in the requested denominations. Bearer Securities may not be issued in exchange for Registered Securities.

                 No sinking fund is provided for the Securities. The Securities are subject to redemption at the option of the Company on or after the close of business on May 31, 1999, in whole or in part, upon not less than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date at a Redemption Price equal to 101.0625% of the principal amount if redeemed on or prior to May 31, 2000 (the final Stated Maturity of the Securities), together with accrued interest to the Redemption Date, and certain Securities held by United States Aliens are also redeemable, in whole but not in part, under the circumstances described in the next succeeding paragraph, at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date; provided, however, that interest installments on Registered Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                 If as a result of a Tax Law Change, the Company has or will become obligated to pay to the Holder of any Security or coupon Additional Amounts, as described in the second paragraph of the face of this Security, and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Tax Affected Securities as a whole, but not in part, upon not less than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount plus interest accrued to the Redemption Date, and any Additional Amounts then payable; provided, that (i) no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Tax Affected Securities then due and (ii) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect; provided further, however, that such redemption by the Company shall apply only to a Registered Security (or any portion of a Registered Security that is a Global Security) the Holder of which within 30 days of the publication of such notice of redemption provides a written statement from or on behalf of the beneficial owner of such Registered Security (or such portion, in the case of a Registered Security that is a Global Security) to the Trustee or any Paying Agent to the effect that such beneficial owner is entitled or will be entitled to receive Additional Amounts. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an Opinion of Counsel selected by the Company to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such Tax Law Change. The Company's right to redeem the Tax Affected Securities shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts specified in such second paragraph.

                 In the event of a redemption of less than all of the Securities (other than a redemption that by its terms is applicable solely to Bearer Securities), the Company will not be required (a) to register the transfer or exchange of Registered Securities or to exchange Bearer Securities for Registered Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, (b) to register the transfer or exchange of any Registered Security, or portion thereof, called for redemption, or (c) to exchange any Bearer Security called for redemption; provided, however, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered to the Registrar or Transfer Agent making such exchange with written instructions for conversion consistent with the provisions described in Sections 2.5 and 12.2 of the Indenture.

                 Notice of redemption will be given by publication in Authorized Newspapers in the City of London, England, and, so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such stock exchange shall so require, in Luxembourg, or, if not practicable in either London, England, or Luxembourg, elsewhere in a Western European city, and by mail to Holders of Registered Securities. Notice to the Holders will be given not less than 30 nor more than 60 days prior to the Redemption Date as provided in the Indenture.

                 In any case where the due date for the payment of the principal of, premium, if any, or interest, including Additional Amounts and Bearer Additional Amounts, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, including Additional Amounts and Bearer Additional Amounts, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

                 Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after August 21, 1996, and on or before the close of business on May 31, 2000, or in case this Security or a portion hereof is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security or such portion hereof, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or the Repurchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof that is an integral multiple of U.S.$1,000, provided that the unconverted portion of such principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Rate of 12.0846 for each share of Common Stock (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except if this Security has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date occurring, in either case, during such period and is surrendered for such conversion during such period), also accompanied by payment in

New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted (or, if this Security was issued in exchange for a Bearer Security after the close of business on such Regular Record Date, by surrender of one or more coupons relating to such Interest Payment Date or by both payment in such funds and surrender of such coupon or coupons, in either case, in an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted; provided that coupons may be so surrendered only at an office or agency outside the United States designated pursuant to the Indenture), and also the conversion notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each a "Conversion Agent"), provided further, that if this Security or portion hereof has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date occurring, in either case, during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such succeeding Interest Payment Date and is surrendered for conversion during such period, then the Holder of this Security who converts this Security or a portion hereof during such period will be entitled to receive the interest accruing hereon from the Interest Payment Date next preceding the date of such conversion to such succeeding Interest Payment Date and shall not be required to pay such interest upon surrender of this Security for conversion. Subject to the provisions of the preceding sentence and, in the case of a conversion after the close of business on the Regular Record Date next preceding any Interest Payment Date and or before the close of business on such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security of record as of such Regular Record Date) to receive the related installment of interest to the extent and under the circumstances provided in the Indenture, no cash payment or adjustment is to be made on conversion for interest accrued hereon from the Interest Payment Date next preceding the day of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Rate is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of

Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock of the Company into which this Security could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Common Stock is not a Constituent Person, failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares and further assuming, if such consolidation, merger, conveyance, transfer, sale or lease occurs prior to the later of August 21, 1996 and the receipt of Securities in definitive form (in the case of Securities initially represented by a Temporary Global Bearer Security), that the Security was convertible at the time of such occurrence at the Conversion Rate specified above as adjusted from the issue date of such Security to such time as provided in the Indenture). No adjustment in the Conversion Rate will be made until such adjustment would require an increase or decrease of at least one percent of such rate, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

                 Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security or the holder of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of shares of Common Stock issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                 If this Security is a Registrable Security, then the Holder of this Security and the Common Stock issuable upon conversion hereof is entitled to the benefits of a Registration Rights Agreement, dated as of May 17, 1996 (the "Registration Rights Agreement"), executed by the Company. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of Registrable Securities (which term is defined to include the Common Stock issuable upon conversion of such Securities), at the Company's expense, (a) to use its best efforts to file within 90 days after the first date of original issuance of the Securities, a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities, (b) thereafter to use reasonable efforts to cause such

Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, and (c) to use reasonable efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until a period of the three years from the last date of original issuance of the Securities or, if earlier, until there are no outstanding Registrable Securities.

                 Notwithstanding the foregoing, the Company will not be required to file a Shelf Registration Statement and will be permitted to suspend the use of the prospectus that is a part of the Shelf Registration Statement during the existence of a state of facts or the happening of an event (including without limitation pending negotiations relating to, or the consummation of, a transaction or the occurrence of any event which in the opinion of the Company might require additional disclosure of material, non-public information by the Company in the Shelf Registration Statement as to which the Company believes it has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with the rules and regulations under the Securities Act) which in the opinion of outside counsel to the Company might reasonably result in the Shelf Registration Statement, or any amendment or post-effective amendment thereto, or the prospectus or any supplement thereto, or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact.

                 If this Security is a Registrable Security and the Holder of this Security elects to sell this Security pursuant to the Shelf Registration Statement then, by its acceptance hereof, such Holder of this Security agrees to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities which are the subject of such election.

                 If a Change in Control occurs, the Holder of this Security, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000, provided that the portion of the principal amount of this Security to be Outstanding after such repurchase is at least equal to U.S.$5,000) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. For purposes of this paragraph, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price so payable in those provisions of this Security when such express mention is not made; provided, however, that, for the purposes of the third succeeding paragraph, such reference shall be deemed to include reference to the Repurchase Price only to the extent the Repurchase Price is payable in cash.

                 [THE FOLLOWING PARAGRAPH SHALL APPEAR IN EACH REGISTERED SECURITY THAT IS NOT A GLOBAL SECURITY:

                 In the event of redemption, repurchase or conversion of this Security in part only, a new Registered Security or Registered Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

                 [THE FOLLOWING PARAGRAPH SHALL APPEAR IN EACH GLOBAL SECURITY:

                 In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, redemption, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Applicable Procedures.]

                 The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                 If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities and coupons under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of a majority in principal amount of the Securities at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of 66-2/3% in principal amount of the Outstanding Securities represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities and coupons, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

                 As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium, if any, or interest hereon (including any Additional Amounts or additional interest) on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on (including Additional Amounts and additional interest, as described herein) this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable on the Security Register upon surrender of a Registered Security for registration of transfer (a) at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or (b) subject to any laws or regulations applicable thereto and to the right of the

Company to terminate the appointment of any Transfer Agent, at the offices of the Transfer Agents described herein or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentation of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                 THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                 ELECTION OF HOLDER TO REQUIRE REPURCHASE

                 1. Pursuant to Section 14.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

                 2. The undersigned hereby directs the Trustee or the Company to pay it or __________________ an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided in the Indenture.


                         Dated: _______________________


                            _______________________
                                   Signature


                            _______________________
                              Signature Guaranteed

Principal amount to be repurchased
(an integral multiple of U.S.$1,000): ______________________

Remaining principal amount following such repurchase
(not less than U.S.$5,000):  ______________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                 (c)  Form of Temporary Global Bearer Security

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.

THE SECURITIES EVIDENCED BY THIS TEMPORARY GLOBAL BEARER SECURITY (OR ITS PREDECESSOR) WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN THEM IN REGULATION S UNDER THE SECURITIES ACT.


                         QUINTILES TRANSNATIONAL CORP.

                      4.25% CONVERTIBLE SUBORDINATED NOTES
                                DUE MAY 31, 2000

                        TEMPORARY GLOBAL BEARER SECURITY

ISIN No. XS0065915075


                 QUINTILES TRANSNATIONAL CORP., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to bearer upon presentation and surrender of this Temporary Global Bearer Security the principal sum of _____________ United States Dollars (U.S.$__________) on May 31, 2000, and to pay interest thereon, from May 23, 1996, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on May 31 and November 30 in each year (each an "Interest Payment Date"), commencing November 30, 1996, at the rate of 4.25% per annum, until the principal hereof is due and at the rate of 4.25% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that interest on this Temporary Global Bearer Security shall be payable only after the issuance of the Definitive

Securities in bearer form for which this Temporary Global Bearer Security is exchangeable and, in the case of Definitive Securities in bearer form, only upon presentation and surrender (at an office or agency outside the United States, except as otherwise provided in the Indenture) of the interest coupons thereto attached as they severally mature.

                 This Temporary Global Bearer Security is one of a duly authorized issue of Securities of the Company designated as specified in the title hereof, issued and to be issued under the Indenture, dated as of May 17, 1996 (herein called the "Indenture"), between the Company and Marine Midland Bank, as Trustee. This Temporary Global Bearer Security is a temporary security and is exchangeable in whole or from time to time in part without charge upon request of the holder hereof for Definitive Securities in bearer form, with interest coupons attached, of authorized denominations, (a) not earlier than the Exchange Date and (b) as promptly as practicable following presentation of certification, in one of the forms set forth in the Indenture for such purpose, that the beneficial owner or owners of this Temporary Global Bearer Security (or, if such exchange is only for a part of this Temporary Global Bearer Security, of such part) are not United States persons, are persons described in Section 1.163-5(c)(2)(i)(D)(6) of the United States Treasury Regulations or are financial institutions that are holding such Security for resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations) and that have not acquired such Securities for purposes of resale directly or indirectly to a United States person or within the United States. Definitive Securities in bearer form to be delivered in exchange for any part of this Temporary Global Bearer Security shall be delivered only outside the United States. Upon any exchange of a part of this Temporary Global Bearer Security for Definitive Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Principal Paying Agent or its agent on the Schedule hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

                 Until exchanged in full for Definitive Securities, this Temporary Global Bearer Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, the Indenture as Bearer Securities authenticated and delivered thereunder, except that neither the Holder hereof nor the beneficial owners of this Temporary Global Bearer Security shall be entitled to receive payment of interest or other payments hereon or to convert this Temporary Global Bearer Security into Common Stock of the Company or any other security, cash or other property.

                 THE INDENTURE AND THIS TEMPORARY GLOBAL BEARER SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                 All terms used in this Temporary Global Bearer Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

             Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Temporary Global Bearer Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this Temporary Global Bearer Security to be duly executed under its corporate seal.

Dated as of May 23, 1996

                                        QUINTILES TRANSNATIONAL CORP.
[Corporate Seal]


                                        By:___________________________
                                          Name:
                                          Title:


Attest:



____________________________
Name:
Title:

                            SCHEDULE OF EXCHANGES

                    Principal Amount           Remaining  Principal
      Date            Exchanged for              Amount Following              Notation Made on Behalf of
      Made          Bearer Securities             Such Exchange                the Principal Paying Agent
      ----          -----------------             -------------                --------------------------
    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

    --------      ---------------------       ---------------------         -------------------------------

SECTION 2.3.     Form of Coupon.

                                 [FORM OF FACE]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN THEM IN REGULATION S UNDER THE SECURITIES ACT.



No.- _______________
ISIN No. XS0065915075


                         QUINTILES TRANSNATIONAL CORP.

                                                                   U.S.$ _______

                                                           Due ________ __, ____


                      4.25% CONVERTIBLE SUBORDINATED NOTE
                                DUE MAY 31, 2000

                 Unless the Security to which this coupon appertains shall have been redeemed, repurchased or converted prior to the date set forth hereon, Quintiles Transnational Corp. (the "Company") shall, subject to and in accordance with the terms and conditions of such Security and the Indenture referred to therein, pay to the bearer on the date set forth hereon, upon surrender hereof, the amount shown hereon (together with any Additional Amounts and any Bearer Additional Amounts payable in respect thereof which the Company may be required to pay according to the terms of said

Security) at the paying agencies set out on the reverse hereof or at such other places outside the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction as the Company may determine from time to time.

                             [REVERSE OF COUPON]

                    TRANSFER, PAYING AND CONVERSION AGENTS

Midland Bank plc                  Banque Internationale a Luxembourg
Mariner House                     69, Route d'Esch L-1470
Pepys Street                      Luxembourg
London EC3N 4DA                   Grand Duchy of Luxembourg
England



SECTION 2.4.     Form of Certificate of Authentication.

                 The Trustee's certificates of authentication shall be in substantially the following form:

                 This is one of the Securities referred to in the within-mentioned Indenture.

Dated:  _______________*

                             MARINE MIDLAND BANK,
                                  as Trustee
                          [By Authenticating Agent,
                          as Authenticating Agent]**


                        By:___________________________
                             Authorized Signatory

* For Registered Securities only.
**For the Temporary Global Bearer Security or Bearer Securities in definitive form.

SECTION 2.5.     Form of Conversion Notice.

                               CONVERSION NOTICE

                 (a)  For Bearer Securities:

                 The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security and directs that such shares be registered in the name of and delivered, together with a check in payment for any fractional share, to the undersigned unless a different name has been indicated below. The address for payment of any such check must be outside the United States. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Dated:
        -------------------                       -----------------------------
                                                            Signature

If shares are to be registered
in the name of and delivered to
a Person other than the Holder,
please print such Person's name        Please print name and address of Holder:
and address:


- ---------------------------------      -----------------------------------------
Name                                   Name

- ---------------------------------      -----------------------------------------
Address                                Address

- ---------------------------------      -----------------------------------------


- ---------------------------------      -----------------------------------------


- ---------------------------------      -----------------------------------------
Social Security or other Taxpayer      Social Security or other Taxpayer
Indentification Number, if any         Indentification Number, if any



Name and address (outside the
United States) to where any
check referred to in the first
paragraph of this Conversion
Notice should be mailed:


- ---------------------------------
Name


- ---------------------------------
Address

- ---------------------------------
Social Security or other Taxpayer
Indentification Number, if any

                          (b)  For Registered Securities:

                 The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of U.S.$1,000, provided that the unconverted portion of such principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.


Dated:
       ------------------------

- ---------------------
            Signature

 If shares or Registered Securities     If only a portion of the Sercurities is
 are to be registered in the name of    to be converted, please indicate:
 a Person other than the Holder,
 please print such Person's name and
 address:
                                        1.       Principal amount to be
                                                 converted:

 -------------------------              U.S.$___________
         Name
                                        2.       Principal amount
                                                 and denomination of
                                                 Registered Securities
                                                 representing unconverted
                                                 principal amount to be
 -------------------------                       issued:
         Address
                                        Amount:  U.S.$
                                                      ---------


 -------------------------              Denominations:
 Social Security or other               U.S.$
 Taxpayer Indentification                    --------
 Number, if any                         (any integral multiple of U.S.$1,000,
                                        provided that the unconverted portion of such principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof)

                                                          [Signature Guaranteed]
 -------------------------

                                ARTICLE THREE

                                THE SECURITIES


SECTION 3.1.     Title and Terms.

                 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S.$143,750,000, except for Securities authenticated and delivered in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 8.5, 11.8, 12.2 or 14.3(f).

                 The Securities shall be known and designated as the "4.25% Convertible Subordinated Notes due May 31, 2000" of the Company. Their Stated Maturity shall be May 31, 2000 and they shall bear interest on their principal amount from May 23, 1996, payable semi-annually in arrears on May 31 and November 30 in each year, commencing November 30, 1996, at the rate of 4.25% per annum until the principal thereof is due and at the rate of 4.25% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that payments shall only be made on Business Days as provided in Section 1.12.

                 The principal of, premium, if any, and interest on the Securities shall be payable as provided in the forms of Securities and coupon set forth in Sections 2.2 and 2.3, and the Repurchase Price, whether payable in cash or in shares of Common Stock, shall be payable at such places as are identified in the Company Notice given pursuant to Section 14.3 (any city in which any Paying Agent is located being herein called a "Place of Payment").

                 The Registrable Securities are entitled to the benefits of registration rights as provided by the Registration Rights Agreement referenced in Sections 2.2(b) and 10.12.

                 The Securities shall be redeemable at the option of the Company at any time on or after May 31, 1999, in whole or in part, and at the Company's option in the event of certain developments, including developments with respect to changes in U.S. withholding taxes or certification requirements, as provided in Article Eleven and in the forms of Securities set forth in Section 2.2.

                 The Securities shall be convertible as provided in Article Twelve (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

                 The Securities shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article Thirteen.

                 The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in Article Fourteen.

SECTION 3.2.     Denominations.

                 The Definitive Securities shall be issuable (i) as Bearer Securities, with interest coupons attached, in the denomination of U.S.$5,000 and (ii) as Registered Securities, without coupons, in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof.

SECTION 3.3.     Execution, Authentication, Delivery and Dating.

                 The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under a facsimile of its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

                 Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                 At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication (or to the Principal Paying Agent, or to its order, in the case of Bearer Securities or the Temporary Global Bearer Security), together with a Company Order for the authentication and delivery of such Securities, and the Trustee or an Authenticating Agent in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. In connection with any Company Order for authentication with respect to the initial issuance of the Securities, an Opinion of Counsel pursuant to Section 1.2 shall not be required.

                 Each Bearer Security and the Temporary Global Bearer Security shall be dated as of May 23, 1996. Each Registered Security shall be dated the date of its authentication.

                 No Security (or coupon attached thereto) shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 3.4 or 3.6, neither the Trustee nor an Authenticating Agent shall authenticate and make available for delivery any Bearer Security unless all coupons appurtenant thereto for interest then matured have been detached and canceled.

SECTION 3.4.          Temporary Global Bearer Security; Global Securities;
                      Non-Global Registered Securities.

         (A)     Temporary Global Security

                 The Initial Regulation S Securities shall be issued initially in the form of one Temporary Global Bearer Security, which Temporary Global Bearer Security shall be deposited on behalf of the subscribers for the Securities represented thereby with Midland Bank plc, as common depositary (the "Common Depositary"), for credit to their respective accounts (or to such other accounts as they may direct) at MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE, as operator of EUROCLEAR, or CEDEL.

                 On or before the Exchange Date, the Company shall deliver to the Principal Paying Agent at its principal London office located at Mariner House, Pepys Street, London EC3N 4DA, England, or its designated agent, Bearer Securities executed by the Company. On or after the Exchange Date, the Temporary Global Bearer Security shall be surrendered by the Common Depositary to the Trustee or its agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for Bearer Securities without charge to Holders, and the Trustee or the Principal Paying Agent or other Paying Agent outside the United States shall authenticate and deliver (at an office or agency outside the United States), in exchange for the Temporary Global Bearer Security or the portions thereof to be exchanged, an equal aggregate principal amount of Bearer Securities, as shall be specified by the beneficial owners thereof; provided, however, that upon such presentation by the Common Depositary, the Temporary Global Bearer Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by EUROCLEAR as to the portion of the Temporary Global Bearer Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL as to the portion of the Temporary Global Bearer Security held for its account then to be exchanged, each to the effect hereinafter provided. The Company hereby appoints the principal office of the Principal Paying Agent in London, England, or its designated agent, as its agent outside the United States where Bearer Securities may be delivered in exchange for the Temporary Global Bearer Security or portions thereof. Each beneficial owner of any portion of the Temporary Global Bearer Security shall be entitled to take delivery of Bearer Securities only at such office. Notwithstanding any other provision hereof or of the Securities, no Security initially represented by the Temporary Global

Bearer Security will be mailed to or otherwise delivered in connection with its original issuance to any location within the United States. The Trustee agrees that it will cause the Principal Paying Agent to retain each certificate provided by EUROCLEAR or CEDEL for a period of four calendar years following the year in which the certificate is received and not to destroy or otherwise dispose of any such certificate without first offering to deliver it to the Company.

                 Each certificate to be provided by EUROCLEAR and CEDEL shall be substantially to the following effect or with such changes therein as shall be approved by the Company and Goldman Sachs International and be satisfactory to the Trustee:


                                 "CERTIFICATE

                        QUINTILES TRANSNATIONAL CORP.

                     4.25% CONVERTIBLE SUBORDINATED NOTES
                                DUE MAY 31, 2000

                 This is to certify that, based on certificates we have received from our member organizations substantially in the form set out in
Section 3.11 of the Indenture relating to the above-captioned Securities, as of the date hereof, U.S.$_____________ principal amount of the above-captioned Securities acquired from Quintiles Transnational Corp. (i) is owned by persons that are not United States persons (as defined below), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale or (b) United States persons who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such financial institutions on the date hereof (and in the case of either clause (a) or (b), each financial institution has agreed for the benefit of Quintiles Transnational Corp. to comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder) or (iii) is owned by financial institutions for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). Financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to United States persons or to persons within the United States or its possessions.

                 As used in this Certificate, "United States person" is a person that is, for United States federal income tax purposes, (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (c) an estate or trust the income of which is subject to United States Federal income taxation regardless of the source; "United States" means the United States of America (including the States thereof and the District of Columbia); and its "possessions" include Puerto Rico, U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                 We further certify that (i) we are not making available herewith for exchange any portion of the Temporary Global Bearer Security excepted in such certificates and (ii) as of the date hereof, we have not received any notification from any of our member organizations to the effect that the statements made by such member organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

                 We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. We agree to retain each statement provided by a member organization for a period of four calendar years following the year in which the statement is received.

Dated: _________, 19__*
*To be dated no
  earlier than the
  Exchange Date.

                                        [MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, BRUSSELS OFFICE, AS OPERATOR
                                        OF THE EUROCLEAR SYSTEM]

                                        [CEDEL BANK, SOCIETE ANONYME]


                                        By __________________________"


                 Each certificate received by EUROCLEAR and CEDEL from Persons appearing in their records as Persons entitled to a portion of the Temporary Global Bearer Security shall be substantially to the effect set forth in
Section 3.11.

                 Upon any such exchange of a portion of the Temporary Global Bearer Security for Bearer Securities, the Temporary Global Bearer Security shall be endorsed to reflect the reduction of the principal amount evidenced thereby. Until so exchanged in full, the Temporary Global Bearer Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, this Indenture as Bearer Securities authenticated and delivered hereunder, except that none of EUROCLEAR, CEDEL or the beneficial owners of the Temporary Global Bearer Security shall be entitled to receive payment of interest or other payments thereon or to convert the Temporary Global Bearer Security, or any portion thereof, into Common Stock of the Company or any other security, cash or other property.

                 Bearer Securities shall be exchangeable for Registered Securities as provided in Section 3.5. Bearer Securities will not be issued in exchange for any Registered Securities.

         (B)     Global Securities

                 (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                 (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Registered Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so, (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security, or (iii) pursuant to the following sentence. After the expiration of the Restricted Period (but not earlier, unless any of the events specified in clauses (i) or (ii) of this paragraph shall have then occurred), all or any portion of a Regulation S Global Security may be exchanged for a Registered Security that has a like aggregate principal amount and is not a Global Security, upon timely request made by the Depositary or its authorized representative to the Trustee.

                 (c) If any Global Security is to be exchanged for other Registered Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Registered Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case, as provided in
Section 3.5, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 3.5 and as otherwise provided in this Article Three, authenticate and deliver any Registered Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Registered Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

                 (d) Every Registered Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof, in which case such Registered Security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

                 (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Registered Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Security will not be considered the owners or holders thereof.

         (C)     Non-Global Registered Securities

                 (b) Regulation D Securities shall be initially issued as Registered Securities in definitive, fully registered form, without interest coupons, shall initially be registered in such names and be in such authorized denominations as Goldman, Sachs & Co., on behalf of Goldman Sachs International, shall designate and shall bear the legends required hereunder. The Company will make available to the Trustee a reasonable supply of Registered Securities in definitive form.

                 Pending the preparation of definitive Registered Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Registered Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Registered Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Registered Securities may determine, as evidenced by their execution of such Registered Securities.

                 If temporary Registered Securities are issued, the Company will cause definitive Registered Securities to be prepared without unreasonable delay. After the preparation of definitive Registered Securities, the temporary Registered Securities shall be exchangeable for definitive Registered Securities upon surrender of the temporary Registered Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Registered Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Registered Securities of authorized denominations. Until so exchanged the temporary Registered Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Registered Securities.

SECTION 3.5. Registration, Registration of Transfer and Exchange; Restrictions on Transfer.

                 (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers and exchanges of Registered Securities as herein provided.

                 Upon surrender for registration of transfer of any Registered Security at an office or agency of the Company designated pursuant to Section
10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                 At the option of the Holder, and subject to the other provisions of this Section 3.5, Registered Securities may be exchanged for other Registered Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any Registered Securities are so surrendered for exchange, and subject to the other provisions of this Section 3.5, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                 Bearer Securities will not be issued in exchange for Registered Securities.

                 At the option of the Holder, upon written request, Bearer Securities may be exchanged at any time after the Exchange Date for Registered Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any office or agency outside the United States designated pursuant to Section 10.2, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if such Bearer Security is accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons or the surrender of such missing coupon or coupons may be waived by the Company, the Trustee, and the Principal Paying Agent, if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent outside the United States any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in the form of Bearer Security set forth in
Section 2.2(a), interest represented by coupons shall be payable only upon presentation and surrender of such coupons at an office or agency of the Company outside the United States. Notwithstanding the foregoing, in case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency of the Company outside the United States designated pursuant to Section 10.2 after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the next succeeding Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or such related date for payment of Defaulted Interest, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                 Whenever any Bearer Securities are so surrendered for exchange, subject to the other provisions of this Section 3.5, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

                 All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and subject to the other provisions of this Section 3.5, entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                 No service charge shall be made for any registration of transfer or exchange of Securities except as provided in Section 3.6, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 8.5, 11.8, 12.2 or 14.3 (other than, in the case of the exchange of Registered Securities, where the shares of Common Stock are to be issued or delivered in a name other than that of the Holder of the Registered Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or the United Kingdom or any political subdivision thereof or therein, which shall be paid by the Company.

                 In the event of a redemption of the Securities in part (other than, in the case of Bearer Securities, a redemption pursuant to the fourth paragraph on the reverse of the Form of Bearer Security set forth in Section 2.2(a)), the Company will not be required (a) to register the transfer of or exchange Registered Securities or to exchange Bearer Securities for Registered Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, (b) to register the transfer of or exchange any Registered Security, or portion thereof, called for redemption, or (c) to exchange any Bearer Security called for redemption; provided, however, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered to the Registrar or Transfer Agent making such exchange with written instructions for conversion consistent with the provisions described in Sections 2.5 and 12.2.

                 (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.5(b) shall be made only in accordance with this Section 3.5(b).

                        (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 3.4(B)(c).

                      (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 3.4(B)(c).

                          (iii) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(iii) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of

         (A) such Restricted Security as provided in Section 3.5(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, in either case satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 3.5(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 3.4(B)(c).

                      (iv) Regulation S Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Regulation S Security (other than a Global Security) wishes at any time to transfer all or any portion of such Regulation S Security to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with this Clause (b)(iv) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of
         (A) such Regulation S Security as provided in Section 3.5(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) if the transfer is to occur during the Restricted Period and the specified account is to be credited with a beneficial interest in the Restricted Global Security, a Restricted Securities Certificate satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall cancel such Regulation S Security (and issue a new Regulation S Security in respect of any untransferred portion thereof) as provided in Section 3.5(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 3.4(B)(c).

                        (v) Non-Global Registered Security to Non-Global Registered Security. A Registered Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 3.5(a), provided that, if the Security to be transferred in whole or in part is a (y) Restricted Security, or is a Regulation S Security and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security, or (z) a Restricted Security and the transfer is to occur after the expiration of the Restricted Period, then the Trustee shall have received a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in every case to Section 3.5(c)).

                      (vi) Exchanges between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 3.4, provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 3.5(c)). A Security that is not a Global Security may be exchanged for a beneficial interest in a Global Security only if (A) such exchange occurs in connection with a transfer effected in accordance with Clause (b)(iii) or (iv) above or (B) such Security is a Regulation S Security and such exchange occurs after the Restricted Period.

                      (vii) Regulation S Global Security to be Held Through EUROCLEAR or CEDEL during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by EUROCLEAR or CEDEL (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(vii) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) or (vi) above.

                    (viii) Exchange of Temporary Global Bearer Security for Bearer Securities. Exchanges of interests in the Temporary Bearer Global Security for Bearer Securities shall be accomplished in accordance with the procedures set forth in Section 3.4(A).

                   (ix) Exchange of Bearer Securities for Registered Securities. After the expiration of the Restricted Period (but not earlier), Bearer Securities may be exchanged for any form of Registered Securities in accordance with the applicable procedures set forth in clauses (i) through (vi) above, except that the certification requirements set forth in such clauses shall not apply to any exchanges contemplated by this sentence. Under no circumstances will any Registered Securities be exchangeable for Bearer Securities.

                 (c) Securities Act Legends. Rule 144A Securities, Regulation D Securities and their respective Successor Securities shall bear the applicable Restricted Securities Legend, and the Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                      (i) subject to the following Clauses of this Section 3.5(c), a Security (including a Bearer Security) or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                      (ii) subject to the following Clauses of this Section 3.5(c), a new Registered Security which is not a Global Security and is issued in exchange for another Registered Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 3.5(b)(v) or (vi) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend; provided, further, that a new Registered Security which is not a Global Security and which is issued in exchange for a Bearer Security or any portion thereof shall bear the applicable Restricted Securities Legend, if such new Registered Security is a Restricted Security, or a Regulation S Legend, if such new Registered Security is a Regulation S Security;

                      (iii) Any Securities which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration Statement), together with their Successor Securities shall not bear a Securities Act Legend; the Company shall inform the Trustee in writing of the effective date of any such registration statement registering the Securities under the Securities Act and shall notify the Trustee at any time when prospectuses may not be delivered with respect to Securities to be sold pursuant to such registration statement. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement.

                      (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Registered Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three,

                        (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three, and

                      (vi)  notwithstanding the foregoing provisions of this
         Section 3.5(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

                 (d) (A) a new Bearer Security, or, subject to the provisions of Section 3.5(b)(ix), a new Registered Security which does not bear the second legend set forth on the face of the form of the Bearer Security set forth in
Section 2.2(a) may be issued in exchange for or in lieu of a Bearer Security which bears such a legend and (B) a new coupon which does not bear the second legend set forth on the face of the form of coupon set forth in Section 2.3 may be issued in exchange for or in lieu of a coupon which bears such a legend, if, in either case, in the Company's judgment, placing such a legend upon such new Security or coupon, as the case may be, is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such new

Security or deliver such new coupon, as the case may be, as provided in this Article Three.

                 (e) Neither the Trustee, the Principal Paying Agent nor any of their agents shall (1) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (2) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.

SECTION 3.6.     Mutilated, Destroyed, Lost or Stolen Securities and Coupons.

                 If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee or to a Transfer Agent outside the United States, the Company shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Transfer Agent shall deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security; provided, however, that any Bearer Security or any coupon shall be delivered only outside the United States and, so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, such delivery shall occur at the Transfer Agent in Luxembourg; and provided, further, that all Bearer Securities shall be delivered and received in person.

                 If there be delivered to the Company and either to the Trustee or to a Transfer Agent outside the United States:

                 (1) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and

                 (2) such security or indemnity as may be satisfactory to the Company and the Trustee and such Transfer Agent to save each of them and any agent of either of them harmless,

then, in the absence of actual notice to the Company, the Trustee or the Transfer Agent that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Transfer Agent shall deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which such coupon appertains (together with all appurtenant coupons not destroyed, lost or stolen), a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or appertaining to the Security to which such destroyed, lost or stolen coupon appertains; provided, however, that any Bearer Security or any coupon shall be delivered only outside the United States and, so long as the Securities are listed on the

Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, such delivery shall occur at the Transfer Agent in Luxembourg; and provided, further, that all Bearer Securities shall be delivered and received in person.

                 In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security or coupon, upon satisfaction of the conditions set forth in the preceding paragraph; provided, however, that, except as otherwise provided in the form of Securities set forth in Section 2.2(a), the principal of and interest on Bearer Securities shall be payable only at an office or agency outside the United States and, in the case of interest, only upon presentation and surrender of the coupons appertaining thereto.

                 Upon the issuance of any new Security under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States or the United Kingdom or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee, the Principal Paying Agent and the Transfer Agent) connected therewith.

                 Every new Security with its coupons, if any, issued pursuant to this Section 3.6 in lieu of any mutilated, destroyed, lost or stolen Security or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and coupons duly issued hereunder.

                 The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

SECTION 3.7.     Payment of Interest; Interest Rights Preserved.

                 Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency of the Company designated pursuant to Section 10.2 for the purpose after the close of business

(at such office or agency) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due.

                 Interest on the Temporary Global Bearer Security shall be payable only after the issuance of the Bearer Securities for which it is exchangeable as provided in the form of Temporary Global Bearer Security set forth in Section 2.2(c).

                 Any interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                 (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following

         Clause (2). In case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose after the close of business (at such office or agency) on any Special Record Date and before the opening of business (at such office or agency) on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered outside the United States without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon upon surrender thereof at an office or agency outside the United States designated pursuant to
         Section 10.2 hereof.

                 (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                 Subject to the foregoing provisions of this Section and
Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                 In the case of any Registered Security which is converted in accordance with Section 12.2 after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than a Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence or in Section 12.2, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.


SECTION 3.8.     Persons Deemed Owners.

                 Title to any Bearer Security (including any Temporary Global Bearer Security) or coupon shall pass by delivery. The Company, the Trustee, the Principal Paying Agent and any other agent of the Company or the Trustee may treat the bearer of any Bearer Security or the Temporary Global Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon, as the case may be, for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee, the Principal Paying Agent nor any other agent of the Company or the Trustee shall be affected by notice to the contrary. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.9.     Cancellation.

                 All Securities and coupons surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Bearer Securities and coupons so surrendered shall be immediately canceled by such Person upon receipt prior to being forwarded to the Trustee. All Registered Securities so delivered to the Trustee shall be canceled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.9. The Trustee shall destroy all canceled Securities and coupons in accordance with applicable law and its customary practices in effect from time to time.

SECTION 3.10.    Computation of Interest.

                 Interest on the Securities (including any additional interest) shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.11.    Form of Certification.

                 Whenever any provision of this Indenture or the form of Temporary Global Bearer Security contemplates that certification be given by a beneficial owner of a portion of the Temporary Global Bearer Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company and Goldman Sachs International:

                                 CERTIFICATE

                        QUINTILES TRANSNATIONAL CORP.

                     4.25% CONVERTIBLE SUBORDINATED NOTES
                               DUE MAY 31, 2000

                 This is to certify that as of the date hereof and except as provided in the fourth paragraph hereof, the above-captioned Securities held by you for our account (i) are owned by a person that is not a United States person (as defined below), (ii) are owned by a United States person that is (A) a foreign branch of a United States financial institution (as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) (a "financial institution")) purchasing for its own account or for resale or (B) a United States person who acquired the Securities through a foreign branch of a United States financial institution and who holds the Securities through such financial institution on the date hereof (and in the case of either clause (A) or (B), the financial institution hereby agrees for the benefit of Quintiles Transnational Corp. to comply with the requirements of Section 165(j)(3)(A),
(B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder) or (iii) are owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163- 5(c)(2)(i)(D)(7)). In addition, if we are a financial institution described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) we certify that we have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

                 As used in this certificate, "United States person" is a Person that is, for United States federal income tax purposes, (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (c) an estate or trust the income of which is subject to United States Federal income taxation regardless of the source; "United States" means the United States of America (including the States thereof and the District of Columbia); and its "possessions" includes Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                 We undertake to advise you by telecopy, on or before the date on which you intend to submit your certification relating to the above-captioned Securities then appearing in your books as being held for our account, if the above statement as to beneficial ownership is not correct on such date as to all such Securities.

                 This certificate excepts and does not relate to U.S.$________ principal amount of the above-captioned Securities appearing on your books as being held for our account as to which we are not yet able to certify and as to which we understand that exchange and delivery of definitive Securities cannot be made until we are able so to certify.

                 We understand that this certificate is required in connection with certain tax regulations in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated:  ___________________, 19__*
         *To be dated on or after
          the 15th day before the
          Exchange Date.



                            [Name of Account Holder]



                            ------------------------
                            (Authorized Signatory)

                            Name:
                            Title:


SECTION 3.12.    CUSIP and ISIN Numbers.

                 The Company in issuing Registered Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers, and in issuing Bearer Securities may use "ISIN" numbers (if then generally in use); if so, the Trustee shall use such "CUSIP" and "ISIN" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP and ISIN numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP or ISIN numbers.

SECTION 3.13.    Notification of Withholding.

                 The Company shall notify the Trustee in writing of the necessity, if any, to withhold any amounts from payments to Holders (and the amount of any such withholding) arising from the delivery by a Holder of any certificate pursuant to Section 2.5 or 3.11.

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE


SECTION 4.1.     Satisfaction and Discharge of Indenture.

                 This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities herein expressly provided for and any right to receive Additional Amounts and Bearer Additional Amounts as provided in the forms of Securities set forth in Section
2.2 and the Company's obligations to the Trustee pursuant to Section 6.7), and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

                 (1)       either

                          (A) all Securities theretofore authenticated and delivered and all coupons appertaining thereto (other than (i) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                 Section 3.6, (ii) coupons appertaining to Securities called for redemption or repurchased and maturing after the relevant Redemption Date or Repurchase Date, as the case may be, whose surrender has been waived as provided in Section 11.7 and
                 (iii) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                          (B)      all such Securities and all coupons
                 appertaining thereto not theretofore delivered to the Trustee or the Principal Paying Agent or its agent for cancellation (other than Securities or coupons referred to in clauses (i) through (iii) of clause (1)(A) above)

                            (i)  have become due and payable, or

                            (ii) will have become due and payable at their Stated Maturity within one year, or

                            (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (i)) in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest (including any applicable Additional Amounts and Bearer Additional Amounts) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                 (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                 (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                 Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.12, the obligation of the Company to pay Additional Amounts and Bearer Additional Amounts and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this Section 4.1, the obligations of the Trustee under Section
4.2 and the last paragraph of Section 10.3 shall survive. Funds held in trust pursuant to this Section are not subject to the provisions of Article Thirteen.

SECTION 4.2.     Application of Trust Money.

                 Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee.

                 All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                 ARTICLE FIVE

                                   REMEDIES


SECTION 5.1.           Events of Default.

                 "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (1) default in the payment of the principal of or premium, if any, on any Security at its Maturity; or


                 (2) default in the payment of any interest (including any Additional Amounts and Bearer Additional Amounts) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                 (3) failure by the Company to give the Company Notice in accordance with Section 14.3; or

                 (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company with a principal amount then outstanding in excess of U.S.$10,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                 (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                 (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 5.2.           Acceleration of Maturity; Rescission and Annulment.

                 If an Event of Default (other than an Event of Default specified in Section 5.1(6) or 5.1(7)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in
Section 5.1(6) or 5.1(7) occurs, the principal of, and accrued interest on, all the Securities shall ipso facto become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

                 At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                 (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                          (A)     all overdue interest on all Securities,

                          (B) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities,

                          (C) interest upon overdue interest at a rate of 4.25% per annum, and

                          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                 (2) all Events of Default, other than the nonpayment of the principal of, and any premium and interest on, Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

                 No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3.     Collection of Indebtedness and Suits for Enforcement by
                 Trustee.

                 The Company covenants that if

                 (1) default is made in the payment of any interest (including any Additional Amounts and Bearer Additional Amounts) on any Security when it becomes due and payable and such default continues for a period of 30 days, or

                 (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and any coupons appertaining thereto, the whole amount then due and payable on such Securities and coupons for principal and interest (including any Additional Amounts and Bearer Additional Amounts) and interest on any overdue principal and premium, if any, and on any overdue interest (including any Additional Amounts and Bearer Additional Amounts), at a rate of 4.25% per annum, and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                 If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                 If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities and coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4.     Trustee May File Proofs of Claim.

                 In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or coupons or the property of the Company or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                 (1) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities and coupons allowed in such judicial proceeding, and

                 (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

                 Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.

SECTION 5.5.     Trustee May Enforce Claims Without Possession
                   of Securities or Coupons.

                 All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which judgment has been recovered.

SECTION 5.6.     Application of Money Collected.

                 Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 FIRST:  To the payment of all amounts due the Trustee under

                 SECOND: To the payment of the amounts then due and unpaid for principal of, premium, if any, or interest on, the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal, premium, if any, and interest, respectively; and

                 THIRD:  Any remaining amounts shall be repaid to the Company.

SECTION 5.7.     Limitation on Suits.

                 No Holder of any Security or coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                 (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                 (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                 (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                 (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                 (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

                 Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.7) interest on such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to convert such Security in accordance with Article Twelve, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9.     Restoration of Rights and Remedies.

                 If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10.    Rights and Remedies Cumulative.

                 Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11.    Delay or Omission Not Waiver.

                 No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities or coupons, as the case may be.

SECTION 5.12.    Control by Holders of Securities.

                 The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                 (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                 (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13.    Waiver of Past Defaults.

                 The Holders, either (a) through the written consent of not less than a majority in principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities represented at such meeting, may on behalf of the Holders of all the Securities and coupons waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of, premium, if any, or interest on any Security, or (2) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                 Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14.    Undertaking for Costs.

                 All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of, premium, if any, or interest on any Security or the payment of any coupon on or after the respective Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or for the enforcement of the right to convert any Security in accordance with Article Twelve.

SECTION 5.15.    Waiver of Stay, Usury or Extension Laws.

                 The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE SIX

                                 THE TRUSTEE


SECTION 6.1.              Certain Duties and Responsibilities.

                 (a)      Except during the continuance of an Event of Default,

                 (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

                 (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                 (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                 (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

                 (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                 (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2.              Notice of Defaults.

                 Within 90 days after the occurrence of any default hereunder as to which the Trustee has received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in Section 1.6, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security or coupon, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(4), no such notice to Holders of Securities shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.3.              Certain Rights of Trustee.

                 Subject to the provisions of Section 6.1:

                 (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                 (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                 (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities or coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                 (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                 (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                 (8) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable in such actions other than for its own negligence or willful misconduct.

SECTION 6.4.             Not Responsible for Recitals or Issuance of Securities.

                 The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) and in the coupons shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or coupons, or of the Common Stock issuable upon the conversion of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5.             May Hold Securities, Act as Trustee Under Other
                         Indentures.

                 The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent or such other agent.

                 The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

SECTION 6.6.             Money Held in Trust.

                 Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.7.             Compensation and Reimbursement.

                 The Company agrees

                 (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                 (3) to indemnify the Trustee (and its directors, officers, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs, expenses and reasonable attorneys' fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                 When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(6) or Section 5.1(7), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                 The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

SECTION 6.8.              Corporate Trustee Required; Eligibility.

                 There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having a combined capital and surplus of at least U.S.$50,000,000, subject to supervision or examination by federal or state authority, in good standing and having an established place of business in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.9.

SECTION 6.9.              Resignation and Removal; Appointment of Successor.

                 (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

                 (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (d)      If at any time:

                 (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                 (2)      the Trustee shall cease to be eligible under Section
         6.8 and shall fail to resign after written request therefor by the Company or any such Holder, or

                 (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                 (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in

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accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.10.          Acceptance of Appointment by Successor.

                 Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                 No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

SECTION 6.11.          Merger, Conversion, Consolidation or Succession to
                       Business.

                 Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication

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and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.12.          Authenticating Agents.

                 The Principal Paying Agent may authenticate the Temporary Global Bearer Security and Bearer Securities, and Banque Internationale a Luxembourg S.A. may authenticate Bearer Securities, in each case as the Trustee's Authenticating Agent. The Trustee may, with the consent of the Company, appoint an additional Authenticating Agent or Agents acceptable to the Company with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.

                 Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof, the District of Columbia, England and Wales or Luxembourg, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

                 Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                 An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a

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successor Authenticating Agent which shall be subject to acceptance by the
Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

                 The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12.

                 If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

                 This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                            MARINE MIDLAND BANK,
                                   as Trustee
                                   By [Authenticating Agent],
                                    as Authenticating Agent


                                  By
                                     ------------------------------
                                     Authorized Signatory


SECTION 6.13.            Disqualification; Conflicting Interests.

                 If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.14.            Preferential Collection of Claims Against Company.

                 If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                ARTICLE SEVEN

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 7.1.           Company May Consolidate, Etc., Only on Certain Terms.

                 The Company shall not consolidate or merge with or into any other Person or convey, transfer or lease all its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease all or substantially all of its properties and assets to the Company, unless:

                 (1) in case the Company shall consolidate or merge with or into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into or with which the Company is merged or the Person which acquires by conveyance or transfer, or which leases the properties and assets of the Company substantially as an entirety, shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including Additional Amounts and Bearer Additional Amounts, if any, payable pursuant to Section 10.4) on all of the Securities and coupons, as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article Twelve;

                 (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                 (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents provided for by Section 8.3.

SECTION 7.2.           Successor Substituted.

                 Upon any consolidation or merger of the Company with or into any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with Section 7.1, the successor Person formed by such consolidation or into or with which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Securities and the coupons, if any.

                                ARTICLE EIGHT

                           SUPPLEMENTAL INDENTURES


SECTION 8.1. Supplemental Indentures Without Consent of Holders of Securities or Coupons.

                 Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

                 (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities and coupons as permitted by this Indenture; or

                 (2) to add to the covenants of the Company for the benefit of the Holders of Securities or coupons, or to surrender any right or power herein conferred upon the Company; or

                 (3)  to secure the Securities; or

                 (4) to permit Registered Securities to be exchanged for Bearer Securities or to remove or relax the restrictions on payment of principal, premium, if any, or interest in respect of Bearer Securities in the United States to the extent then permitted under the Code and applicable regulations of the United States Treasury Department; provided, however, that no adverse consequences would result to any Holder; or

                 (5) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11; or

                 (6) to make any changes or modifications to this Indenture necessary in connection with the registration of any Registrable Securities under the Securities Act as contemplated by Section 10.12, provided, such action pursuant to this clause (6) shall not adversely affect the interests of the Holders of Securities or coupons; or

                 (7) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or

                 (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable, provided, such action pursuant to this clause (8) shall not adversely affect the interests of the Holders of Securities or coupons.

                 Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 8.3 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained.

SECTION 8.2.           Supplemental Indentures with Consent of Holders of
                       Securities.

                 With either (a) the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Company and the Trustee, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of 66-2/3% in principal amount of the Outstanding Securities represented at such meeting, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities or coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security or coupon affected thereby,

                 (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security or coupon appertaining thereto, or reduce the principal amount or the rate of interest payable thereon, or any premium payable upon redemption or mandatory repurchase thereof, or change the obligation of the Company to pay Additional Amounts and any Bearer Additional Amounts pursuant to
         Section 10.4 in a manner adverse to the Holders, or change the coin or currency in which any Security or the interest or any premium thereon or any other amount in respect thereof is payable, or impair the right to institute suit for the enforcement of any payment in respect of any Security or coupon on or after the Stated Maturity thereof (or, in the case of redemption or any repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or, except as permitted by Section 12.11, adversely affect the right to convert any Security as provided in Article Twelve, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders of Securities or coupons, or

                 (2) reduce the requirements of Section 9.4 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                 (3) modify the obligation of the Company to maintain an office or agency in the Borough of Manhattan, The City of New York, and in a city in a Western European country (or Luxembourg in particular if so required) pursuant to Section 10.2, or

                 (4)  modify any of the provisions of this Section or Section
         5.13 or 10.13, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

                 (5) modify the provisions of Article Fourteen in a manner adverse to the Holders; or

                 (6)  modify any of the provisions of Section 10.10 or 10.11.

                 It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 8.3.           Execution of Supplemental Indentures.

                 In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 8.4.           Effect of Supplemental Indentures.

                 Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

SECTION 8.5.           Reference in Securities to Supplemental Indentures.

                 Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 8.6.           Notice of Supplemental Indentures.

                 Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.6. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

                                 ARTICLE NINE

                      MEETINGS OF HOLDERS OF SECURITIES


SECTION 9.1.          Purposes for Which Meetings May Be Called.

                 A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

SECTION 9.2.          Call, Notice and Place of Meetings.

                 (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in the City of London, England, as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                 (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 9.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in the City of London, England, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

SECTION 9.3.           Persons Entitled to Vote at Meetings.

                 To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 9.4.          Quorum; Action.

                 The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 9.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

                 Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

                 At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than 66-2/3% in principal amount of Outstanding Securities represented and entitled to vote at such meeting; provided, that such amount shall not be less than 25% in principal amount of the then Outstanding Securities.

                 Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities and coupons, whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 1.6.

SECTION 9.5. Determination of Voting Rights; Conduct and Adjournment of Meetings.

                 (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the Person executing the proxy witnessed or certified by any officer authorized by Section 1.4(c) to certify to the holding of Bearer Securities.

                 (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 9.2(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

                 (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each U.S.$1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

                 (d) Any meeting of Holders of Securities duly called pursuant to Section 9.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

SECTION 9.6.          Counting Votes and Recording Action of Meetings.

                 The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts at Stated Maturity and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.2 and, if applicable, Section 9.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 ARTICLE TEN

                                  COVENANTS


SECTION 10.1.         Payment of Principal, Premium and Interest.

                 The Company covenants and agrees that it will duly and punctually pay the principal of and premium, if any, and interest on the Securities in accordance with the terms of the Securities, the coupons appertaining thereto and this Indenture. The interest due on the Bearer Securities on or before Maturity, other than Additional Amounts and Bearer Additional Amounts payable as provided in Section 10.4, in respect of principal of such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. The Company will deposit or cause to be deposited with the Trustee, one Business Day prior to the Stated Maturity of any Security or at or prior to 10:00 a.m. (New York City time) on the due date for any installment of interest, all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date, as the case may be.

SECTION 10.2.         Maintenance of Offices or Agencies.

                 The Company hereby appoints (a) the Corporate Trust Office of the Trustee as its agent in the Borough of Manhattan, The City of New York, where Registered Securities may be presented or surrendered for payment, where Bearer Securities and coupons may be presented or surrendered for payment in the circumstances described below (and not otherwise), where Registered Securities may be surrendered for registration of transfer or exchange, where Registered Securities may be surrendered for conversion, where Bearer Securities may be surrendered for conversion in the circumstances described below (and not otherwise) and where notices and demands to or upon the Company in respect of the Securities and coupons and this Indenture may be served, and
(b) (i) the office of Midland Bank plc, Mariner House, Pepys Street, London EC3N 4DA, England and (ii) the office of Banque Internationale a Luxembourg S.A., 69, route d'Esch, L-1470, Luxembourg, Grand Duchy of Luxembourg, as its agents outside of the United States where, subject to any applicable laws or regulations, Bearer Securities and coupons may be presented and surrendered for payment, where, subject to any applicable laws and regulations, Registered Securities may be surrendered for payment, where Registered Securities may be surrendered for registration of transfer or exchange, where Bearer Securities may be presented for exchange, where Securities may be surrendered for conversion, and where the written statements to be delivered by Holders of Registered Securities as contemplated by third paragraph on the reverse of the form of Registered Security may be delivered. Payment of principal of, premium, if any, or interest on Bearer Securities, including any Additional Amounts and any Bearer

Additional Amounts payable on Bearer Securities pursuant to Section 10.4, may be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, interest, Additional Amounts or Bearer Additional Amounts at all offices outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Company.

                 The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of, premium, if any, and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.3, the Company will maintain (1) in the Borough of Manhattan, The City of New York, an office or agency where Registered Securities may be presented or surrendered for payment and conversion, where Bearer Securities and coupons may be presented or surrendered for payment and conversion in the circumstances described in the last sentence of the first paragraph of this Section (and not otherwise), where Registered Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and coupons and this Indenture may be served, and (2) subject to any laws or regulations applicable thereto, in any city in a Western European country, an office or agency where Securities and coupons may be presented and surrendered for payment, where Securities may be presented for registration of transfer or exchange or conversion and where the written statements to be delivered by Holders of Registered Securities as contemplated by the third paragraph on the reverse of the form of Registered Security may be delivered; and provided, further, that so long as the Securities are listed on the Luxembourg Stock Exchange and such stock exchange shall so require, the Company will maintain a Paying Agent and Conversion Agent in Luxembourg. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 1.6, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

                 If at any time the Company shall fail to maintain any such required office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on the Corporate Trust Office of the Trustee, except that Bearer Securities and coupons may be presented and surrendered for payment and conversion to the Principal Paying Agent at its office in the City of London, England or other Paying Agent or conversion agent outside the United States, and the Company hereby appoints the Principal Paying Agent as its agent to receive such respective presentations, surrenders, notices and demands.

SECTION 10.3.         Money for Security Payments To Be Held in Trust.

                 If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

                 Whenever the Company shall have one or more Paying Agents, it will, one Business Day prior to each due date of the principal of, premium, if any, or at or prior to 10:00 a.m. (New York City time) on each due date of interest on any Securities, deposit with the Trustee a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

                 The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                 (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                 (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest; and

                 (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

                 The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4.         Additional Amounts and Bearer Additional Amounts.

                 The Company will pay to the Holder of any Bearer Security or any coupon appertaining thereto Additional Amounts and Bearer Additional Amounts as provided in the form of Bearer Security and to a Holder of any Registered Security Additional Amounts as provided in the form of Registered Security, in each case set forth in Section 2.2. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security or any coupon, such mention shall be deemed to include mention of the payment of Additional Amounts and Bearer Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts and Bearer Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts and Bearer Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts and Bearer Additional Amounts in those provisions hereof where such express mention is not made.

                 At least 10 days prior to November 30, 1996, or an earlier Redemption Date or Repurchase Date (and at least 10 days prior to each date of payment of principal, premium, if any, or interest after November 30, 1996, or such earlier Redemption Date or Repurchase Date, if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate), the Company will furnish the Trustee and the Company's Paying Agents in London, England, and in the Borough of Manhattan, The City of New York, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agents whether such payment of principal of, premium, if any, or interest on the Securities shall be made to Holders of Securities or coupons who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the second paragraph of the face of the forms of Definitive Securities set forth in Section 2.2. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or the Principal Paying Agent the Additional Amounts required by this Section to be paid in the event of any such withholding. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section, except to the extent such loss, liability or expense is attributable to the Trustee's negligence or bad faith.

SECTION 10.5.         Existence.

                 Subject to Article Seven, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.6.         Maintenance of Properties.

                 The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.7.         Payment of Taxes and Other Claims.

                 The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, (2) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Subsidiary, and
(3) all stamps and other duties, if any, which may be imposed by the United States or the United Kingdom or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Securities or coupons or with respect to this Indenture; provided, however, that, in the case of clauses (1) and (2), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.8.         Registration and Listing.

                 Within a reasonable time after the issuance of the Temporary Global Bearer Security (and, in any event, prior to the Exchange Date), the Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) before the shares of Common Stock issuable upon conversion of Securities may be lawfully issued and delivered, and thereafter publicly traded (if permissible under the Securities Act), and qualified or listed as contemplated by clause (ii) (it being understood that the Company shall not be required to register the Securities under the Securities Act, except pursuant to the Registration Rights Agreement referred to in Section 10.12); and (ii) will qualify the shares of Common Stock required to be issued and delivered upon conversion of Securities, prior to such issuance or delivery, for quotation on the Nasdaq National Market or, if the Common Stock is not then quoted on the Nasdaq National Market, list the Common Stock on each national securities exchange on which outstanding Common Stock is listed or quoted at the time of such delivery. Nothing in this Section 10.8 will limit the application of Section 10.12.

SECTION 10.9.         Statement by Officers as to Default.

                 The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of performance by the signers of their duties as such officers of the Company they would normally obtain knowledge of whether any default exists in the performance and observance of any of the terms, provisions and conditions of this Indenture and whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture. Such Certificate shall further state, as to each such officer signing such Certificate, to the best of the knowledge of such officer, as of the date of such Officers' Certificate, (a) whether any such default exists, (b) whether the Company during the preceding fiscal year kept, observed, performed and fulfilled each and every covenant and obligation of the Company under this Indenture and (c) whether there was any default in the performance and observance of any of the terms, provisions or conditions of this Indenture during such preceding fiscal year. If the officers signing the Certificate know of such a default, whether then existing or occurring during such preceding fiscal year, the Officers' Certificate shall describe such default and its status with particularity. The Company shall also promptly notify the Trustee if the Company's fiscal year is changed so that the end thereof is on any date other than the then current fiscal year end date.

                 The Company will deliver to the Trustee, forthwith upon becoming aware of any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

                 Any notice required to be given under this Section 10.9 shall be delivered to the Trustee at its Corporate Trust Office.

SECTION 10.10.   Delivery of Certain Information.

                 At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Security or the holder of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of shares of Common Stock issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of any such security; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is three years from the later of (i) the date such a security (or any such predecessor security) was last acquired from the Company or (ii) the date such a security (or any such predecessor security) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

SECTION 10.11.   Resale of Certain Securities; Reporting Issuer.

                 During the period beginning on the last date of original issuance of the Securities and ending on the date that is three years from such date, the Company will not, will not permit any Subsidiary to, and will use its best efforts not to permit any of its "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell (x) any Securities which constitute "restricted securities" under Rule 144 or (y) any securities into which the Securities have been converted under this Indenture which constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence. The Company will continue to be a "reporting issuer" for purposes of Rule 903 under the Securities Act until the full principal amount of the Temporary Global Bearer Security has been exchanged for Bearer Securities in accordance with this Indenture.

SECTION 10.12.       Registration Rights.

                 The Company agrees that the Holders from time to time of Registrable Securities (as defined below) are entitled to the benefits of a Registration Rights Agreement, dated as of May 17, 1996 (the "Registration Rights Agreement"), executed by the Company. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of Registrable Securities, at the Company's expense, (i) to use its best efforts to file within 90 days after the first date of original issuance of the Securities, a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities, (ii) thereafter use reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, and (iii) to use reasonable efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act of 1933, as amended, until a period of three years from the last date of original issuance of the Securities or, if earlier, until there are no outstanding Registrable Securities.

                 Notwithstanding the foregoing, the Company will not be required to file a Shelf Registration Statement and will be permitted to suspend the use of the prospectus that is a part of the Shelf Registration Statement during the existence of a state of facts or the happening of an event (including without limitation pending negotiations relating to, or the consummation of, a transaction or the occurrence of any event which in the opinion of the Company might require additional disclosure of material, non-public information by the Company in the Shelf Registration Statement as to which the Company believes it has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with the rules and regulations under the Securities Act) which in the opinion of outside counsel to the Company might reasonably result in the Shelf Registration Statement, or any amendment or post-effective amendment thereto, or the prospectus or any supplement thereto, or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact.

                 For the purposes of the Registration Rights Agreement, "Registrable Securities" means all or any portion of the Registered Securities issued from time to time under this Indenture and the shares of Common Stock issuable upon conversion of such Securities, including any Securities initially issued in bearer form and constituting the unsold allotment of a distributor (within the meaning of Regulation S) of such Securities and later exchanged for Registered Securities; provided; however, that a Security ceases to be a Registrable Security when it is no longer a Restricted Registrable Security. For the purposes of the Registration Rights Agreement, "Restricted Registrable Security" means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) has been sold in compliance with Regulation S and does not constitute the unsold allotment of a distributor within the meaning of Regulation S, or (iv) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.5(b) of this Indenture.

                 If a Security is a Registrable Security, and the Holder thereof elects to sell such Security pursuant to the Shelf Registration Statement then, by its acceptance thereof, the Holder of such Security will have agreed to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities which are the subject of such election.

                 The Company does not grant registration rights under this
Section 10.12. This Section 10.12 is qualified in its entirety by the Registration Rights Agreement (a copy of which is available for inspection by any Holder of Registrable Securities at the Company's offices, at the Corporate Trust Office and at the offices of the other Paying Agents during the term of the Securities, as provided in the Registration Rights Agreement).

SECTION 10.13.       Waiver of Certain Covenants.

                 The Company may omit in any particular instance to comply with any covenant or conditions set forth in Sections 10.5 to 10.7, inclusive (other than a covenant or condition which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected), if before the time for such compliance the Holders shall, through the written consent of, or the adoption of a resolution at a meeting of Holders of the Outstanding Securities at which a quorum is present by, not less than a majority in principal amount of the Outstanding Securities, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee or any Paying or Conversion Agent in respect of any such covenant or condition shall remain in full force and effect.

                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES


SECTION 11.1.         Right of Redemption.

                 The Securities may be redeemed in accordance with the provisions of the forms of Securities set forth in Section 2.2.

SECTION 11.2.         Applicability of Article.

                 Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article Eleven.

SECTION 11.3.         Election to Redeem; Notice to Trustee.

                 The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Securities, the Company shall, at least 60 days (or 75 days in the case of a redemption pursuant to the fourth paragraph of the reverse of the form of Bearer Security set forth in Section 2.2(a)) prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date. If the Securities are to be redeemed pursuant to an election of the Company which is subject to a condition specified in the forms of Securities set forth in Section 2.2, the Company shall furnish the Trustee with an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred.

SECTION 11.4.         Selection by Trustee of Securities To Be Redeemed.

                 If less than all the Securities are to be redeemed (other than pursuant to the third or fourth paragraph on the reverse of the form of Bearer Security in Section 2.2(a) or the third paragraph on the reverse of the form of Registered Security in Section 2.2(b)), the particular Securities to be redeemed shall be selected by the Trustee within two Business Days after it receives the notice described in 11.3, from the Outstanding Securities not previously called for redemption, individually by lot in the case of Bearer Securities, and by such method as the Trustee may deem substantially equivalent thereto in the case of Registered Securities and under circumstances intended not to discriminate between Registered and Bearer Securities to be redeemed pursuant to the terms thereof and hereof in the selection of Securities (or portion thereof) selected for redemption.

Partial redemption must be in an amount not less than U.S.$1,000,000 principal amount of Securities.

                 If any Registered Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

                 The Trustee shall promptly notify the Company and each Security Registrar in writing of the securities selected for redemption and, in the case of any Registered Securities selected for partial redemption, the principal amount thereof to be redeemed.

                 For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.5.         Notice of Redemption.

                 Notice of redemption shall be given in the manner provided in
Section 1.6 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and (except, in the case of a redemption pursuant to the fourth paragraph of the form of reverse of the Bearer Security set forth in Section 2.2(a), to the extent otherwise expressly provided in such form) such notice shall be irrevocable.

                 All notices of redemption shall state:

                 (1)  the Redemption Date,

                 (2)  the Redemption Price, and accrued interest, if any,

                 (3) if less than all Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

                 (4) that on the Redemption Date the Redemption Price, and accrued interest, if any, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

                 (5) the Conversion Rate, the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities, together with all unmatured coupons appertaining thereto, may be surrendered for conversion,

                 (6) the place or places where such Securities, together with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

                 (7) in the case of a notice of redemption pursuant to the third paragraph on the reverse of the form of Registered Security, a form of written certification of each beneficial owner of a Registered Security as to such beneficial owner's entitlement to Additional Amounts.

                 In case of a partial redemption, the first notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 3.5 and the second notice shall specify the serial number and ISIN number (if any) of the Bearer Securities (either individually or in group, from one number to another, or by last digit or digits) called for redemption and, in the case of Registered Securities, the serial and CUSIP numbers (if any) and the portions thereof called for redemption.

                 Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name of and at the expense of the Company. Notice of redemption of Securities to be redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Company.

SECTION 11.6.         Deposit of Redemption Price.

                 Not less than one Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with the Principal Paying Agent if so directed by the Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

                 If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security,





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if a Registered Security, or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 11.7.         Securities Payable on Redemption Date.

                 Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price, including accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to Bearer Securities shall, except to the extent provided below, be void. Upon surrender of any Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States, except as otherwise provided in the form of Bearer Security set forth in
Section 2.2(a)); and provided, further, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7.

                 If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of, premium, if any, and, to the extent permitted by applicable law, accrued interest on such Security shall, until paid, bear interest from the Redemption Date at a rate of 4.25% per annum and such Security shall remain convertible until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

                 If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons or the surrender of such missing coupons or coupon may be waived by the Company and the Trustee or the Principal Paying Agent or its agent, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States (except as otherwise provided in the form of Bearer Security set forth in Section 2.2(a)).





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SECTION 11.8.         Registered Securities Redeemed in Part.

                 Any Registered Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Registered Security without service charge, a new Registered Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Registered Security so surrendered.





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                                ARTICLE TWELVE

                           CONVERSION OF SECURITIES


SECTION 12.1.         Conversion Privilege and Conversion Rate.

                 Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security other than the Temporary Global Bearer Security may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence on the 90th day after the last original issuance date of the Securities and expire at the close of business on May 31, 2000, subject, in the case of conversion of any Global Security, to any Applicable Procedures.
In case a Security or portion thereof is called for redemption at the election of the Company or the Holder thereof exercises his right to require the Company to repurchase the Security, such conversion right in respect of the Security, or portion thereof so called, shall expire at the close of business on the Redemption Date or the Repurchase Date, as the case may be, unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be (in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security).

                 The rate at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Rate") shall be initially
12.0846 shares of Common Stock for each U.S.$1,000 principal amount of Securities. The Conversion Rate shall be adjusted in certain instances as provided in this Article Twelve.

SECTION 12.2.         Exercise of Conversion Privilege.

                 In order to exercise the conversion privilege, the Holder of any Definitive Security to be converted shall surrender such Definitive Security, duly endorsed or assigned to the Company or in blank (in the case of any Registered Security), at any office or agency of the Company maintained for that purpose pursuant to Section 10.2, accompanied by a duly signed conversion notice substantially in the form set forth in Section 2.5 stating that the Holder elects to convert such Definitive Security or, if less than the entire principal amount thereof is to be converted (in the case of any Registered Security), the portion thereof to be converted. Each Bearer Security surrendered for conversion must be surrendered together with all coupons appertaining thereto that mature after the date of conversion. If any Bearer Security surrendered for conversion shall not be accompanied by all such appurtenant coupons, the surrender of any or all of such missing coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them





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

and any Paying Agent harmless. Matured coupons not in default (including coupons maturing on the date of conversion) will be payable against surrender thereof, and matured coupons previously surrendered and in default will continue to be payable, notwithstanding the exercise of the right of conversion by the Holder of the Security to which the coupon appertains, but coupons maturing after the date of conversion will not be paid. Each Registered Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date, or is repurchasable on a Repurchase Date, occurring, in either case, within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Registered Security (or part thereof, as the case may be) being surrendered for conversion (or, if such Registered Security was issued in exchange for a Bearer Security after the close of business on such Regular Record Date, by surrender of one or more coupons relating to such Interest Payment Date or by both payment in such funds and surrender of such coupon or coupons, in either case in an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Registered Security (or portion thereof) then being converted). The interest so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) which has been called for redemption on a Redemption Date, or is repurchasable on a Repurchase Date, occurring, in either case, during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, which Security (or portion thereof, if applicable) is surrendered (along with, in the case of any Bearer Security, coupons appertaining thereto maturing after the date of conversion) for conversion during such period, shall be paid to the Holder of such Security being converted in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. The interest so payable on such Interest Payment Date in respect of any Registered Security (or portion thereof, as the case may be) which has not been called for redemption on a Redemption Date, or is not eligible for repurchase on a Repurchase Date, occurring, in either case, during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, which Registered Security (or portion thereof, as the case may be) is surrendered for conversion during such period, shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Registered Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.7, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any

Definitive Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Common Stock issued upon conversion. The Company's delivery to the Holder of the number of shares of Common Stock (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Definitive Security is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Security.


                 Definitive Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.3.

                 All shares of Common Stock delivered upon such conversion of Restricted Securities shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted Securities pursuant to Section 3.5 and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legends on such Common Stock; provided, however, that the Trustee or any agent maintained for the purpose of such conversion shall have provided, to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver such Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

                 In the case of any Registered Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Registered Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Registered Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S.$1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S.$1,000 or any integral multiple of $1,000 in excess thereof.

                 If shares of Common Stock to be issued upon conversion of a Restricted Security, or Registered Securities to be issued upon conversion of a Restricted Security





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

in part only, are to be registered in a name other than that of the beneficial owner of such Restricted Security, then such Holder must deliver to the Conversion Agent a Surrender Certificate, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the beneficial owner, shares of Common Stock or Registered Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed Surrender Certificate.

SECTION 12.3.         Fractions of Shares.

                 No fractional shares of Common Stock shall be issued upon conversion of any Definitive Security or Securities. If more than one Definitive Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Definitive Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Definitive Security or Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Closing Price Per Share at the close of business on the day of conversion. Such cash payments shall, in the case of a conversion of Bearer Securities, be made to an address outside of the United States as requested in writing by such Holder.

SECTION 12.4.         Adjustment of Conversion Rate.

                 The Conversion Rate shall be subject to adjustments from time to time as follows:

                 (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common





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

Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                 (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the date fixed for the determination of shareholders entitled to receive such rights, options or warrants, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

                 (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                 (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, or other property (including securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution paid exclusively in cash,
(iii) any dividend or distribution referred to in paragraph (1) of this Section and (iv) any merger or consolidation to which Section 12.11 applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by





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

dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution.

                 (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 12.11 applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (I) the aggregate amount of any other cash distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) has been made and (II) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (6) of this Section 12.4 has been made (the "combined cash and tender amount") exceeds 12.5% of the product of the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date (the "aggregate current market price"), then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the shareholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined cash and tender amount over such aggregate current market price divided by (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on such date for determination.

                 (6) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (I) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offer by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this paragraph (6) has been made and (II) the aggregate amount of any cash distributions to all holders of the Company's Common Stock within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to paragraph (5) of this Section has been made (the "combined tender and cash amount") exceeds 10% of the product of the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 12.4) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate immediately prior to close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 12.4) on the date of the Expiration Time multiplied by (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less
(B) the combined tender and cash amount, and (ii) the denominator of which shall be equal to the product of (A) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 12.4) as of the Expiration Time multiplied by (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

                 (7) The reclassification of Common Stock into securities including other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section 12.4).

          (8)  For the purpose of any computation under paragraphs (2), (4),
(5) or (6) of this Section 12.4, the current market price per share of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices Per Share for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "'ex' date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

          (9) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (9)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (10) The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this Section 12.4, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (10) and its actions in so doing shall, absent manifest error, be final and conclusive.

SECTION 12.5.       Notice of Adjustments of Conversion Rate.

          Whenever the Conversion Rate is adjusted as herein provided:

          (1) the Company shall compute the adjusted Conversion Rate in accordance with Section 12.4 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

          (2) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall forthwith be required, and as soon as practicable after it is required, such notice shall be provided by the Company to all Holders in accordance with Section 1.6.

Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

SECTION 12.6.       Notice of Certain Corporate Action.

          In case:

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 12.4; or

          (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (c) of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender offer);

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (a) through (e) of this Section 12.6. If at the time the Trustee shall not be a conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

          The preceding paragraph to the contrary notwithstanding, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

SECTION 12.7.       Company to Reserve Common Stock.

          The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

SECTION 12.8.       Taxes on Conversions.

          Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company





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the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

SECTION 12.9.       Covenant as to Common Stock.

          The Company agrees that all shares of Common Stock which may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 12.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 12.10.      Cancellation of Converted Securities.

          All Securities delivered for conversion shall be delivered to the Trustee or the Principal Paying Agent or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in
Section 3.9.

SECTION 12.11.      Provision in Case of Consolidation, Merger or Sale of
                    Assets.

          In case of any consolidation or merger of the Company with or into any other Person, any merger of another Person with or into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 12.11 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares), and further assuming, if such consolidation, merger, conveyance, transfer, sale or lease occurs prior to the later of August 21, 1996 and the receipt of Securities in definitive form (in the case of Securities initially represented by a Temporary Global Bearer Security), that the Security was convertible at the time of such occurrence at the Conversion Rate specified in Section 12.1 as adjusted from the issue date of such Security to such time as provided in this Article Twelve. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section
12.11 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 1.6 promptly upon such execution.

          Neither the Trustee, any Paying Agent nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

SECTION 12.12.      Responsibility of Trustee for Conversion Provisions.

          The Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                               ARTICLE THIRTEEN

                         SUBORDINATION OF SECURITIES


SECTION 13.1.       Securities Subordinate to Senior Indebtedness.

          The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Thirteen (subject to the provisions of Article Four), the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness. Whenever in this Article Thirteen there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in cash in respect of such Security to the extent that such Repurchase Price payable in cash is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Article Thirteen shall not be construed as excluding the Repurchase Price payable in cash in those provisions of this Article Thirteen when such express mention is not made.

SECTION 13.2.       Payment Over of Proceeds Upon Dissolution, Etc.

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness in cash before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest (including any Additional Amounts or Bearer Additional Amounts) on the Securities or on account of the purchase, redemption or other acquisition of Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

          In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, securities or other property, before all Senior Indebtedness is paid in full, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          For purposes of this Article only, the words "cash, securities or other property" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which shares of stock are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Seven shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Seven.

SECTION 13.3.       No Payment When Senior Indebtedness in Default.

          (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on (including a default under any redemption or repurchase obligation with respect to) any Senior Indebtedness beyond any applicable grace period with respect thereto or in the event that any other event of default with respect to any Senior Indebtedness shall have occurred and be continuing which would then permit the holders of such Senior Indebtedness to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist after written notice to the Company and the Trustee by any holder of such Senior Indebtedness, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase, redemption or other acquisition of Securities.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company, in the case of the Trustee, or the Trustee, in the case of such Holder.

          The provisions of this Section shall not apply to any payment with respect to which Section 13.2 would be applicable.

SECTION 13.4.       Payment Permitted If No Default.

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 13.2 or under the conditions described in Section 13.3, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 13.5.       Subrogation to Rights of Holders of Senior
                    Indebtedness.

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 13.6.       Provisions Solely to Define Relative Rights.

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 13.7.       Trustee to Effectuate Subordination.

          Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 13.8.       No Waiver of Subordination Provisions.

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder of any Senior Indebtedness, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 13.9.       Notice to Trustee.

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

          Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 13.10.      Reliance on Judicial Order or Certificate of Liquidating
                    Agent.

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 13.11.      Trustee Not Fiduciary for Holders of Senior Indebtedness.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 13.12. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

SECTION 13.13.      Article Applicable to Paying Agents.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

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SECTION 13.14.      Certain Conversions and Repurchases Deemed Payment.

          For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Twelve or upon the repurchase of Securities in accordance with Article Fourteen shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and any cash, property or securities into which the Securities are convertible pursuant to Article Twelve and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Twelve or to exchange such Security for Common Stock in accordance with Article Fourteen if the Company elects to satisfy the obligations under Article Fourteen by the delivery of Common Stock.

                               ARTICLE FOURTEEN

                REPURCHASE OF SECURITIES AT THE OPTION OF THE
                       HOLDER UPON A CHANGE IN CONTROL


SECTION 14.1.       Right to Require Repurchase.

          In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 14.2, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to U.S.$5,000 or any integral multiple of U.S.$1,000 in excess thereof (provided that no single Bearer Security may be repurchased in part, and no single Registered Security may be repurchased in part unless the portion of the principal amount of such Registered Security to be Outstanding after such repurchase is equal to U.S.$5,000 or integral multiples of U.S.$1,000 in excess thereof), on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in Section 14.3) at a purchase price equal to 100% of the principal amount of the Securities to be repurchased plus interest accrued to the Repurchase Date (the "Repurchase Price"); provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States, except as otherwise provided in the form of Bearer Security set forth in Section 2.2(a)); and provided, further, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article Four, unless a Change in Control shall have occurred prior to such discharge. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth Section 14.2, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. Whenever in this Indenture (including Sections 2.2, 3.1, 5.1(2) and 5.8) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made; provided, however, that for the purposes of Article Thirteen such reference shall be deemed to include reference to the Repurchase Price only to the extent the Repurchase Price is payable in cash.

SECTION 14.2. Conditions to the Company's Election to Pay the Repurchase Price in Common Stock.

     The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to Section 14.1 if and only if the following conditions shall have been satisfied:

          (a) The shares of Common Stock deliverable in payment of the Repurchase Price shall have a fair market value as of the Repurchase Date of not less than the Repurchase Price. For purposes of this Section 14.2, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date;

          (b) In the event any shares of Common Stock to be issued upon repurchase of Securities hereunder require registration under any Federal securities law before such shares may be freely transferrable without being subject to any transfer restrictions under the Securities Act upon such repurchase, such registration shall have been completed and shall have become effective prior to the Repurchase Date; and

          (c) In the event any shares of Common Stock to be issued upon repurchase of Securities hereunder require registration with or approval of any governmental authority under any State law or any other Federal law before such shares may be validly issued or delivered upon such repurchase, such registration shall have been completed, and shall have become effective and such approval shall have been obtained, in each case, prior to the Repurchase Date;

          (d) The shares of Common Stock deliverable in payment of the Repurchase Price are, or shall have been, approved for quotation on the Nasdaq National Market or are, or shall have been, listed on a national securities exchange, in either case, prior to the Repurchase Date; and

          (e) All shares of Common Stock deliverable in payment of the Repurchase Price shall be issued out of the Company's authorized but unissued Common Stock and, will upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

          If all of the conditions set forth in this Section 14.2 are not satisfied in accordance with the terms thereof, the Repurchase Price shall be paid by the Company only in cash.

SECTION 14.3.       Notices; Method of Exercising Repurchase Right, Etc.

          (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Change of Control, the Company or, at the request and expense of the Company on or before the 15th day after such occurrence, the Trustee, shall give to all Holders of Securities and coupons, in the manner provided in
Section 1.6, notice (the "Company Notice") of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

          Each notice of a repurchase right shall state:

          (1)  the Repurchase Date,

          (2)  the date by which the repurchase right must be exercised,

          (3) the Repurchase Price, and whether the Repurchase Price shall be paid by the Company in cash or by delivery of shares of Common Stock,

          (4) a description of the procedure which a Holder must follow to exercise a repurchase right, and the place or places where such Securities, together with all coupons appertaining thereto, if any, maturing after the Repurchase Date, are to be surrendered for payment of the Repurchase Price and accrued interest, if any,

          (5) that on the Repurchase Date the Repurchase Price, and accrued interest, if any, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

          (6) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities, together with all unmatured coupons and any matured coupons in default appertaining thereto, may be surrendered for conversion, and

          (7) the place or places that the certificate required by Section 2.2 shall be delivered, and the form of such certificate and the place or places that the Surrender Certificate required by Section 14.3(k) shall be delivered.

          No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

          If any of the foregoing provisions or other provisions of this Article Fourteen are inconsistent with applicable law, such law shall govern.

          (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Registered Security is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Price shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the Securities with respect to which the repurchase right is being exercised, together with all coupons, if any, appertaining thereto maturing after the Repurchase Date; provided, however, that Bearer Securities shall be delivered only to an office of a Paying Agent located outside the United States except in the limited circumstances described in Section 10.2. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the Repurchase Date.

          (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the Paying Agent in London the Repurchase Price in cash or shares of Common Stock, as provided above, for payment to the Holder on the Repurchase Date or, if shares of Common Stock are to be paid, as promptly after the Repurchase Date as practicable, together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which the purchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash, in the case of Registered Securities, to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date and, in the case of Bearer Securities, to the holder of the coupon with respect thereto, in each case according to the terms and provisions of Article Three; and provided, further, that Bearer Securities and coupons shall be so payable only at an office or agency outside the United States (except as otherwise provided in the form of Bearer Security set forth in Section 2.2(a)).

          (d) If any Bearer Security surrendered for repurchase shall not be accompanied by all appurtenant coupons maturing after the Repurchase Date, such Bearer Security may be paid after deducting from the Repurchase Price an amount equal to the face amount of all such missing coupons or the surrender of such missing coupons or coupon may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repurchase Price, if any, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States (except as otherwise provided in the form of Bearer Security set forth in Section 2.2(a)).

          (e) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of 4.25% per annum, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

          (f) Any Registered Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Registered Security without service charge, a new Registered Security or Registered Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Registered Security so surrendered.

          (g) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Security declared prior to the Repurchase Date.

          (h) No fractions of shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same Holder and the Repurchase Price shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities so repurchased. Instead of any fractional share of Common Stock which would otherwise be issuable on the repurchase of any Security or Securities, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock is the Closing Price Per Share of the Common Stock on the Trading Day immediately preceding the Repurchase Date.

          (i) Any issuance and delivery of certificates for shares of Common Stock on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the Holder of the Securities being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

          (j) All shares of Common Stock delivered upon repurchase of Restricted Securities shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted Securities pursuant to Section 3.5 and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee, the Principal Paying Agent nor any other agents maintained for the purpose of such repurchase (as shall be set forth in the Company Notice) shall have any responsibility for the inclusion or content of any such restrictive legends on such Common Stock; provided, however, that the Trustee or any agent maintained for the purpose of such repurchase shall have provided, to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver such Common Stock, written notice that the Securities delivered for repurchase are Restricted Securities.

          (k) If shares of Common Stock to be delivered upon repurchase of a Restricted Security are to be registered in a name other than that of the beneficial owner of such Restricted Security, then such Holder must deliver to the Trustee, the Principal Paying Agent or any other agent maintained for the purpose of such repurchase (as shall be set forth in the Company Notice) a Surrender Certificate, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Paying Agent, Registrar or Transfer Agent or other agents shall be required to register in a name other than that of the beneficial owner shares of Common Stock issued upon repurchase of any such Restricted Security not so accompanied by a properly completed Surrender Certificate.

          (l) All Securities delivered for repurchase shall be delivered to the Trustee, the Principal Paying Agent or any other agents (as shall be set forth in the Company Notice) to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

SECTION 14.4.       Certain Definitions.

          For purposes of this Article Fourteen,

          (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

          (b) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of the Securities, of:

          (i) the acquisition by any Person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors (any shares of voting stock of which such person or group is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage), other than any such acquisition by the Company, any Subsidiary of the Company or any employee benefit plan of the Company existing on the date of this Indenture; or

          (ii) any consolidation or merger of the Company with or into, any other Person, any merger of another person with or into the Company, or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company to another Person (other than (a) any such transaction (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock and (y) pursuant to which holders of Common Stock immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving person immediately after such transaction and (b) any merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock);

provided, however, that a Change in Control shall not be deemed to have occurred if the Closing Price Per Share on any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the date of the Change in Control or the date of the public announcement of the Change in Control (in the case of a Change in Control under Clause (i) above) or the period of 10 consecutive Trading Days ending immediately prior to the date of the Change in Control (in the case of a Change in Control under Clause
(ii) above) shall equal or exceed 105% of the Conversion Price;

          (c) the term "Conversion Price" shall equal U.S.$1,000 divided by the Conversion Rate; and

          (d) for the purposes of Section 14.4(b)(i), the term "Person" shall include any syndicate or group which would be deemed to be a "person" under
Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Indenture.

                               ARTICLE FIFTEEN

               HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 15.1.       Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of such Regular Record Date, and

          (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 15.2.       Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 15.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 15.1 upon receipt of a new list so furnished.

          (b) After this Indenture has been qualified under the Trust Indenture Act, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 15.3.       Reports by Trustee.

          (a) After this Indenture has been qualified under the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) After this Indenture has been qualified under the Trust Indenture Act, a copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.


SECTION 15.4.       Reports by Company.

          After this Indenture has been qualified under the Trust Indenture Act, the Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                             _____________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                          QUINTILES TRANSNATIONAL CORP.



                          By
                            ---------------------------
                            Name:
                            Title:

Attest:




- -----------------------------
Name:
Title:


                          MARINE MIDLAND BANK, Trustee



                          By
                            --------------------------
                            Name:
                            Title:



Attest:




- -----------------------------
Name:
Title:

STATE OF                       )
                               ) : ss.:
COUNTY OF                      )


          On the      day of May, 1996, before me personally came             ,
to me known, who, being by me duly sworn, did depose and say that he is of Quintiles Transnational Corp., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                    -----------------------------
                                         Notary Public


STATE OF NEW YORK              )
                               ) : ss.:
COUNTY OF NEW YORK             )


          On the      day of May, 1996, before me personally came            ,
to me known, who, being by me duly sworn, did depose and say that he is of Marine Midland Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to the bylaws of said corporation; and that he signed his name thereto by like authority.



                                    -----------------------------
                                         Notary Public

                                                              ANNEX A -- Form of
                                                        Regulation S Certificate

                           REGULATION S CERTIFICATE

         (For transfers pursuant to Section  3.5(b)(i), (iii) and (v)
                              of the Indenture)


Marine Midland Bank,
  as Trustee
140 Broadway, 12th Floor
New York, New York 10005

          Re: 4.25% Convertible Subordinated due May 31, 2000 of Quintiles Transnational Corp. (the "Securities")

          Reference is made to the Indenture, dated as of May 17, 1996 (the "Indenture"), from Quintiles Transnational Corp. (the "Company") to Marine Midland Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s).
                       ---------------------------

          CERTIFICATE No(s).
                             ---------------------

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

               (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

               (B) the offer of the Specified Securities was not made to a person in the United States;

               (C)    either:

                    (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                    (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

               (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

               (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

               (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule
          144) has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (e),
          (f) and (h) of Rule 144; or

               (B) the transfer is occurring after a period of at least three years has elapsed since the date Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Underwriters.



Dated:
                      (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)




                      By:
                         Name:
                         Title:

                      (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                   ANNEX B -- Form of Restricted
                                                       Securities Certificate




                      RESTRICTED SECURITIES CERTIFICATE

     (For transfers pursuant to Section  3.5(b)(ii), (iii), (iv) and (v)
                              of the Indenture)



Marine Midland Bank,
  as Trustee
140 Broadway, 12th Floor
New York, New York 10005

          Re: 4.25% Convertible Subordinated due May 31, 2000 of Quintiles Transnational Corp. (the "Securities")

          Reference is made to the Indenture, dated as of May 17, 1996 (the "Indenture"), from Quintiles Transnational Corp. (the "Company") to Marine Midland Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s).
                       ---------------------------

          CERTIFICATE No(s).
                             ---------------------

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

          (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

          (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

               (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule
          144) has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (e), (f) and (h) of Rule 144; or

               (B) the transfer is occurring after a period of at least three years has elapsed since the date Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Underwriters.



Dated:
                      (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)





                      By:
                         Name:
                         Title:

                      (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                 ANNEX C -- Form of Unrestricted
                                                     Securities Certificate




                     UNRESTRICTED SECURITIES CERTIFICATE

     (For removal of Securities Act Legends pursuant to Section  3.5(c))



Marine Midland Bank,
  as Trustee
140 Broadway, 12th Floor
New York, New York 10005

          Re: 4.25% Convertible Subordinated due May 31, 2000 of Quintiles Transnational Corp. (the "Securities")

          Reference is made to the Indenture, dated as of May 17, 1996 (the "Indenture"), from Quintiles Transnational Corp. (the "Company") to Marine Midland Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s).
                       ---------------------------

          CERTIFICATE No(s).
                             ---------------------

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 3.5(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a period of at least three years has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined





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

in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Underwriters.



Dated:
                      (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)





                      By:
                         Name:
                         Title:

                      (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                              ANNEX D -- Form of
                                                           Surrender Certificate

          In connection with the certification contemplated by Section 12.2 or 14.3(k) relating to compliance with certain restrictions relating to transfers of Restricted Securities, such certification shall be provided substantially in the form of the following certificate, with only such changes thereto as shall be approved by the Company and Goldman Sachs International:


                                 "CERTIFICATE

                        QUINTILES TRANSNATIONAL CORP.

                   4.25% CONVERTIBLE NOTES DUE MAY 31, 2000

          This is to certify that as of the date hereof with respect to U.S.$________ principal amount (as defined in the Indenture) of the above-captioned securities surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for conversion or repurchase where the securities issuable upon such conversion or repurchase are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) certifies that the transfer of Surrendered Securities associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

          _______ The transfer of the Surrendered Securities complies with Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"); or

          _______ The transfer of the Surrendered Securities complies with Rule 144A under the Securities Act; or

          _______ The transfer of the Surrendered Securities complies with Rule 904 under the Securities Act; or

          _______ The transfer of the Surrendered Securities has been made to an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act in a transaction exempt from the registration requirements of the Securities Act.

                                    [Name of Holder]



                                    --------------------

Dated:  ____________, ____*"
        * To be dated the date
          of surrender





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